                                                                EXHIBIT 10.5

                                                               [CONFORMED COPY]

===============================================================================


                           ALLIED CAPITAL CORPORATION






                                 NOTE AGREEMENT

                            Dated as of May 1, 1999




        Re: $112,000,000 7.39% Senior Notes, Series A, due May 1, 2004,
                                      and
             $25,000,000 7.49% Senior Notes, Series B, due May 1, 2006






===============================================================================

                               TABLE OF CONTENTS

                         (Not a part of the Agreement)

SECTION                                     HEADING                                       PAGE
SECTION 1.            DESCRIPTION OF NOTES AND COMMITMENT....................................1

      Section 1.1.    Description of Notes...................................................1
      Section 1.2.    Commitment, Closing Date...............................................1

SECTION 2.            PAYMENT OF NOTES.......................................................2

      Section 2.1.    Required Payments......................................................2
      Section 2.2.    Optional Prepayment with Premium.......................................2
      Section 2.3.    Notice of Optional Prepayments.........................................2
      Section 2.4.    Application of Prepayments.............................................2
      Section 2.5.    Direct Payment.........................................................3

SECTION 3.            REPRESENTATIONS........................................................3

      Section 3.1.    Representations of the Company.........................................3
      Section 3.2.    Representations of the Purchasers......................................3

SECTION 4.            CLOSING CONDITIONS.....................................................5

      Section 4.1.    Conditions.............................................................5
      Section 4.2.    Waiver of Conditions...................................................6

SECTION 5.            COVENANTS..............................................................6

      Section 5.1.    Corporate Existence, Etc...............................................6
      Section 5.2.    Insurance..............................................................6
      Section 5.3.    Taxes, Claims for Labor and Materials, Compliance with Laws............6
      Section 5.4.    Maintenance, Etc.......................................................7
      Section 5.5.    Nature of Business.....................................................7
      Section 5.6.    Capital Maintenance....................................................7
      Section 5.7.    Interest Charges Coverage Ratio........................................7
      Section 5.8.    Limitations on Debt; Interest Rate Swaps...............................7
      Section 5.9.    Limitation on Liens....................................................8
      Section 5.10.   Restricted Payments...................................................10
      Section 5.11.   Mergers, Consolidations and Sales of Assets...........................11
      Section 5.12.   Repurchase of Notes...................................................13
      Section 5.13.   Transactions with Affiliates..........................................13
      Section 5.14.   Termination of Pension Plans..........................................13
      Section 5.15.   Reports and Rights of Inspection......................................13
      Section 5.16.   Year 2000 Compliance..................................................16

SECTION 6.            EVENTS OF DEFAULT AND REMEDIES THEREFOR...............................16

      Section 6.1.    Events of Default.....................................................16
      Section 6.2.    Notice to Holders.....................................................17
      Section 6.3.    Acceleration of Maturities............................................18
      Section 6.4.    Rescission of Acceleration............................................18

SECTION 7.            AMENDMENTS, WAIVERS AND CONSENTS......................................19

      Section 7.1.    Consent Required......................................................19
      Section 7.2.    Solicitation of Holders...............................................19
      Section 7.3.    Effect of Amendment or Waiver.........................................19

SECTION 8.            INTERPRETATION OF AGREEMENT; DEFINITIONS..............................19

      Section 8.1.    Definitions...........................................................19
      Section 8.2.    Accounting Principles.................................................29
      Section 8.3.    Directly or Indirectly................................................29

SECTION 9.            MISCELLANEOUS.........................................................29

      Section 9.1.    Registered Notes......................................................29
      Section 9.2.    Exchange of Notes.....................................................30
      Section 9.3.    Loss, Theft, Etc. of Notes............................................30
      Section 9.4.    Expenses, Stamp Tax Indemnity.........................................30
      Section 9.5.    Powers and Rights Not Waived; Remedies Cumulative.....................31
      Section 9.6.    Notices...............................................................31
      Section 9.7.    Successors and Assigns................................................31
      Section 9.8.    Survival of Covenants and Representations.............................31
      Section 9.9.    Severability..........................................................31
      Section 9.10.   Governing Law.........................................................32
      Section 9.11.   Captions..............................................................32

Signature...................................................................................33

Attachments to Note Agreement:

Schedule I   -   Names and Addresses of Purchasers

Exhibit A-1  -    Form of 7.39% Senior Note, Series A, due May 1, 2004
Exhibit A-2  -    Form of 7.49% Senior Note, Series B, due May 1, 2006
Exhibit B    -    Representations and Warranties
Exhibit C    -    Form of Opinion of Special Counsel to the Purchaser
Exhibit D    -    Form of Opinion of Counsel to the Company

                           ALLIED CAPITAL CORPORATION

                                 NOTE AGREEMENT

        Re: $112,000,000 7.39% Senior Notes, Series A, due May 1, 2004,
                                      and
             $25,000,000 7.49% Senior Notes, Series B, due May 1, 2006

                                                                 Dated as of
                                                                 May 1, 1999


To the Purchasers named
 on Schedule I to this Agreement

Ladies and Gentlemen:

        The undersigned, ALLIED CAPITAL CORPORATION ("Company"), a Maryland corporation, hereby agrees with the Purchasers named on Schedule I to this Agreement (the "Purchasers") as follows:

SECTION 1.          DESCRIPTION OF NOTES AND COMMITMENT.

        Section 1.1. Description of Notes. The Company will authorize the issue and sale of (i) $112,000,000 7.39% Senior Notes, Series A, due May 1, 2004 (the "Series A Notes") and (ii) $25,000,000 7.49% Senior Notes, Series B, due May 1, 2006 (the "Series B Notes" and together with the Series A Notes, the "Notes," such term to include any such notes issued in substitution therefor pursuant to SECTION 9 of this Agreement). The Series A Notes and the Series B Notes shall be substantially in the form set out in Exhibits A-1 and A-2, respectively, with such changes therefrom, if any, as may be approved by the Purchasers and the Company. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in SECTION 2 of this Agreement.

        Section 1.2. Commitment, Closing Date. Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Purchaser, and such Purchaser agrees to purchase from the Company, Notes of the Series and in the principal amount set forth opposite such Purchaser's name on Schedule I hereto at a price equal to the principal amount thereof on May 5, 1999 (the "Closing Date"); provided that the Closing Date may be postponed to such other date (but not more than ten days after the originally scheduled Closing Date) as shall mutually be agreed upon by the

Allied Capital Corporation                                      Note Agreement


Company and the Purchasers scheduled to purchase the Notes on the Closing Date. Delivery of the Notes will be made at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603. On the Closing Date, the Company will deliver to each Purchaser the Notes of the Series to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as such Purchaser may request) dated the Closing Date and registered in such Purchaser's name (or in the name of such Purchaser's nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer via Fedwire of immediately available funds for the account of the Company to Account Number 3918973064 at Nations Bank, Bethesda, Maryland, (ABA #052-001-633).

SECTION 2.          PAYMENT OF NOTES.

        Section 2.1. Required Payments. (a) The entire principal amount of the Series A Notes shall become due and payable on May 1, 2004.

        (b) The entire principal amount of the Series B Notes shall become due and payable on May 1, 2006.

        Section 2.2. Optional Prepayment with Premium. In addition to the payments required by SECTION 2.1, upon compliance with SECTION 2.3 the Company shall have the privilege, at any time and from time to time, of prepaying the outstanding Notes, either in whole or in part (but if in part then in a minimum principal amount of $1,000,000) and ratably among the Series A Notes and the Series B Notes by payment of the principal amount of the Notes, or portion thereof to be prepaid, and accrued interest thereon to the date of such prepayment, together with a premium equal to the Make-Whole Amount, determined as of two Business Days prior to the date of such prepayment pursuant to this
SECTION 2.2.

        Section 2.3. Notice of Optional Prepayments. The Company will give notice of any prepayment of the Notes pursuant to SECTION 2.2 to each holder thereof not less than 30 days nor more than 60 days before the date fixed for such optional prepayment specifying (i) such date, (ii) the principal amount of the holder's Notes to be prepaid on such date, (iii) that a premium may be payable, (iv) the date when such premium will be calculated, (v) the estimated premium and (vi) the accrued interest applicable to the prepayment. Notice of prepayment having been so given, the aggregate principal amount of the Notes specified in such notice, together with accrued interest thereon and the premium, if any, payable with respect thereto shall become due and payable on the prepayment date specified in said notice. Not later than two Business Days prior to the prepayment date specified in such notice, the Company shall provide each holder of a Note written notice of the premium, if any, payable in connection with such prepayment and, whether or not any premium is payable, a reasonably detailed computation of the Make-Whole Amount (which calculation shall be reasonably satisfactory to each Holder of the Notes to be prepaid).

        Section 2.4. Application of Prepayments. All partial prepayments pursuant to SECTION 2.2 shall be applied on all outstanding Notes ratably in accordance with the unpaid principal amounts thereof.

Allied Capital Corporation                              Note Agreement


        Section 2.5. Direct Payment. Notwithstanding anything to the contrary contained in this Agreement or the Notes, in the case of any Note owned by any Holder that is a Purchaser or any other Institutional Holder which has given written notice to the Company requesting that the provisions of this
SECTION 2.5 shall apply, the Company will punctually pay when due the principal thereof, interest thereon and premium, if any, due with respect to said principal, without any presentment thereof, directly to such Holder at its address set forth in Schedule I hereto or such other address as such Holder may from time to time designate in writing to the Company or, if a bank account with a United States bank is so designated for such Holder on Schedule I hereto the Company will make such payments in immediately available funds to such bank account, marked for attention as indicated, or in such other manner or to such other account in any United States bank as such Holder may from time to time direct in writing.

SECTION 3.          REPRESENTATIONS.

        Section 3.1. Representations of the Company. The Company represents and warrants that all representations and warranties set forth in Exhibit B are true and correct as of the date hereof and are incorporated herein by reference with the same force and effect as though herein set forth in full.

        Section 3.2. Representations of the Purchasers. Each Purchaser represents, and in entering into this Agreement the Company understands, that such Purchaser is acquiring the Notes in a private placement for the purpose of investment and not with a view to the distribution thereof, and that such Purchaser has no present intention of selling, negotiating or otherwise disposing of the Notes; it being understood, however, that the disposition of such Purchaser's property shall at all times be and remain within its control. Each Purchaser represents that it is an institutional "accredited investor" within the meaning of Rule 501 of Regulation D as promulgated under the Securities Act of 1933 and at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by it to pay the purchase price of the Notes to be purchased by it hereunder:

                  (a) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan all plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan exceeds ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

                  (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as such Purchaser has disclosed to the Company in writing pursuant to this paragraph
         (b), no employee benefit plan or group of plans maintained by the same employer or

Allied Capital Corporation                                      Note Agreement



         employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

                  (d)     the Source is a governmental plan; or

                  (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

                  (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

If any Purchaser or any subsequent transferee of the Notes indicates that such Purchaser or such transferee is relying on any representation contained in paragraphs (b), (c) or (e) above, the Company shall deliver on the date of Closing and on the date of any applicable transfer a certificate, which shall either state that (i) it is neither a party in interest nor a "disqualified person" (as defined in Section 4975(e)(2) of the Code), with respect to any plan identified pursuant to paragraphs (b) or (e) above, or (ii) with respect to any plan, identified pursuant to paragraph (c) above, neither it nor any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of any plan identified in writing pursuant to paragraph (c) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plan.

As used in this SECTION 3.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Allied Capital Corporation                                      Note Agreement


SECTION 4.          CLOSING CONDITIONS.

        Section 4.1. Conditions. The obligation of each Purchaser to purchase the Notes on the Closing Date shall be subject to the performance by the Company of its agreements hereunder which by the terms hereof are to be performed at or prior to the time of delivery of the Notes and to the following further conditions precedent:

                  (a) Closing Certificates. On the Closing Date such Purchaser shall have received a certificate dated the Closing Date, signed by the President or a Vice President or a Managing Director or a Principal of the Company, the truth and accuracy of which shall be a condition to such Purchaser's obligation to purchase the Notes proposed to be sold to such Purchaser on the Closing Date and to the effect that (i) the representations and warranties of the Company set forth in Exhibit B hereto are true and correct on and with respect to the Closing Date, (ii) the Company has performed all of its obligations hereunder which are to be performed on or prior to the Closing Date, and (iii) no Default or Event of Default has occurred and is continuing.

                  (b) Legal Opinions. Such Purchaser shall have received from Chapman and Cutler, who are acting as special counsel to the Purchasers in this transaction, and from Sutherland Asbill & Brennan LLP, counsel for the Company, their respective opinions dated the Closing Date, in form and substance satisfactory to such Purchaser, and covering the matters set forth in Exhibits C and D, respectively, hereto.

                  (c) Purchase Permitted By Applicable Law, Etc. On the Closing Date, each purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (c) not subject any Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by any Purchaser, such Purchaser shall have received an officer's certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

                  (d) Sale of Other Notes. The Company shall have consummated the sale of the entire principal amount of the Notes scheduled to be sold on the Closing Date as specified in Schedule I.

                  (e) Private Placement Number. A Private Placement Number issued by S&P's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each Series of Notes.

Allied Capital Corporation                                      Note Agreement


                  (f) Satisfactory Proceedings. All proceedings taken in connection with the transactions contemplated by this Agreement, and all documents necessary to the consummation thereof, shall be satisfactory in form and substance to such Purchaser and such Purchaser's special counsel, and such Purchaser shall have received a copy (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the consummation of said transactions.

        Section 4.2. Waiver of Conditions. If on the Closing Date the Company fails to tender to any Purchaser the Notes to be issued to such Purchaser on such date or if the conditions specified in SECTION 4.1 have not been fulfilled, such Purchaser may thereupon elect to be relieved of all further obligations under this Agreement. Without limiting the foregoing, if the conditions specified in SECTION 4.1 have not been fulfilled, such Purchaser may waive compliance by the Company with any such condition to such extent as such Purchaser may in its sole discretion determine. Nothing in this SECTION
4.2 shall operate to relieve the Company of any of its obligations hereunder or to waive any Purchaser's rights against the Company.

SECTION 5.          COVENANTS.

         From and after the Closing Date and continuing so long as any amount remains unpaid on any Note:

        Section 5.1. Corporate Existence, Etc. The Company will preserve and keep in full force and effect, and will cause each Consolidated Subsidiary to keep in full force and effect, its corporate existence and all registrations, licenses, permits and governmental approvals necessary to the proper conduct of its business except, in the case of a Consolidated Subsidiary, where the failure to do so would not have a Material Adverse Effect on the Company or its Consolidated Subsidiaries; provided, however, that the foregoing shall not prevent any transaction permitted by SECTION 5.11.

        Section 5.2. Insurance. The Company will maintain, and will cause each Consolidated Subsidiary to maintain, insurance coverage by financially sound and reputable insurers in such forms and amounts and against such risks as are customary for corporations of established reputation engaged in the same or a similar business and owning and operating similar properties.

        Section 5.3. Taxes, Claims for Labor and Materials, Compliance with Laws. The Company will promptly pay and discharge, and will cause each Consolidated Subsidiary to pay and discharge, all lawful taxes, assessments and governmental charges or levies imposed upon the Company or such Consolidated Subsidiary, respectively, or upon or in respect of all or any part of the property or business of the Company or such Consolidated Subsidiary, all trade accounts payable in accordance with usual and customary business terms, and all claims for work, labor or materials, which if unpaid might become a Lien upon any property of the Company or such Consolidated Subsidiary; provided, however, that the Company or such Consolidated Subsidiary shall not be required to pay any such tax, assessment, charge, levy, account payable or claim if (i) the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of any

Allied Capital Corporation                                      Note Agreement


property of the Company or such Consolidated Subsidiary or any material interference with the use thereof by the Company or such Consolidated Subsidiary, and (ii) the Company or such Consolidated Subsidiary shall set aside on its books, reserves deemed by it to be adequate with respect thereto. The Company will promptly comply and will cause each Consolidated Subsidiary to promptly comply with all laws, ordinances or governmental rules and regulations to which it is subject including, without limitation, the Occupational Safety and Health Act of 1970, as amended, ERISA and all laws, ordinances, governmental rules and regulations relating to environmental protection in all applicable jurisdictions, the violation of which could have a Material Adverse Effect on the Company and its Consolidated Subsidiaries or would result in any Lien not permitted under SECTION 5.9.

        Section 5.4. Maintenance, Etc. The Company will maintain, preserve and keep, and will cause each Consolidated Subsidiary to maintain, preserve and keep, its properties which are used in the conduct of its business (whether owned in fee or a leasehold interest) in good repair and working order, ordinary wear and tear excepted, and from time to time will make all necessary repairs, replacements and renewals as the Company may determine to be appropriate to the conduct of its business.

        Section 5.5. Nature of Business. Neither the Company nor any Consolidated Subsidiary will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Company and its Consolidated Subsidiaries would be substantially changed from the general nature of the business engaged in by the Company and its Consolidated Subsidiaries on the date of this Agreement as described in the Memorandum.

        Section 5.6. Capital Maintenance. The Company shall at all times maintain Consolidated Shareholders Equity in an amount not less than (i) $375,000,000 plus (ii) 75% of the Net Proceeds of all Equity Issuances effected by the Company or any of its Consolidated Subsidiaries at any time after September 30, 1998 (excluding the Net Proceeds of any Equity Issuance by a Consolidated Subsidiary to a Consolidated Subsidiary or to the Company).

        Section 5.7. Interest Charges Coverage Ratio. The Company shall maintain the ratio of Adjusted EBIT to Interest Expense of the Company and its Consolidated Subsidiaries, determined on a consolidated basis as of the last day of each fiscal quarter for the period of four consecutive fiscal quarters ending on such day, at not less than 1.8 to 1.

        Section 5.8. Limitations on Debt; Interest Rate Swaps. (a) The Company will have on the last day of each quarterly fiscal period a ratio of Consolidated Debt to Consolidated Shareholders' Equity not exceeding 1.5 to 1.

        (b) The Company will not at any time permit the aggregate principal amount of Priority Debt to exceed 25% of Consolidated Shareholders' Equity; provided that in the case of any determination of Priority Debt made prior to April 30, 2001, outstanding Indebtedness secured by Real Estate Assets in an aggregate principal amount of up to $100,000,000 shall be excluded from Priority Debt.

Allied Capital Corporation                                      Note Agreement


         (c) The Company will not at any time permit the Asset Coverage Ratio to be less than 2 to 1.

         (d) The Company will not permit any Consolidated Subsidiary to enter into any Subsidiary Bank Guaranty or Subsidiary Existing Note Guaranty, unless the Company shall first furnish to each Holder of the Notes (i) an unconditional Subsidiary Note Guaranty, (ii) an Intercreditor Agreement, and
(iii) an opinion of counsel to the effect that such Subsidiary Note Guaranty has been duly authorized, executed and delivered by such Consolidated Subsidiary and constitutes the legal, valid and binding obligation of such Consolidated Subsidiary, enforceable against such Consolidated Subsidiary in accordance with the terms thereof, and covering such other matters as the Holders of 51% or more of the principal amount of the Notes at the time outstanding may reasonably request.

         (e) The Company will not and will not permit any Consolidated Subsidiary to enter into any Interest Rate Swap except in the ordinary course of business pursuant to transactions that are entered into for bona fide purposes of managing the Company's interest rate risk and not for speculation.

        Section 5.9. Limitation on Liens. The Company will not, and will not permit any Consolidated Subsidiary to, create or incur, or suffer to be incurred or to exist, any Lien on its or their property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, or transfer any property for the purpose of subjecting the same to the payment of obligations in priority to the payment of its or their general creditors, or acquire or agree to acquire any property or assets upon conditional sales agreements or other title retention devices, except:

                  (a) Liens for property taxes and assessments or governmental charges or levies and Liens securing claims or demands of mechanics and materialmen, provided payment thereof is not at the time required by SECTION 5.3;

                  (b) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Company or a Consolidated Subsidiary shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured;

                  (c) Liens incidental to the conduct of business or the ownership of properties and assets (including Liens in connection with the making of loans to customers, worker's compensation, unemployment insurance and other like laws, warehousemen's and attorneys' liens and statutory landlords' liens) and Liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with (i) the borrowing of money or (ii) obligations pursuant to ERISA, provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;

Allied Capital Corporation                                      Note Agreement


                  (d) minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are necessary for the conduct of the activities of the Company and its Consolidated Subsidiaries or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair their use in the operation of the business of the Company and its Consolidated Subsidiaries;

                  (e) Liens securing Indebtedness of a Consolidated Subsidiary to the Company or to another Wholly-owned Consolidated Subsidiary;

                  (f) Liens existing as of March 31, 1999 and reflected on Annex B to Exhibit B hereto;

                  (g) Liens incurred after the Closing Date given to secure the payment of the purchase price or cost of construction incurred in connection with the acquisition of, or improvements to, fixed assets useful and intended to be used in carrying on the business of the Company or a Consolidated Subsidiary, including Liens existing on such assets at the time of acquisition thereof or at the time of acquisition by the Company or a Consolidated Subsidiary of any business entity then owning such assets, whether or not such existing Liens were given to secure the payment of the purchase price of the assets to which they attach so long as they were not incurred, extended or renewed in contemplation of such acquisition, provided that (i) the Lien shall attach solely to the assets acquired or purchased, (ii) the Lien (other than Liens that are existing on such assets at the time of acquisition thereof and that are permitted as aforesaid) shall have been created or incurred within 180 days of the date of acquisition of such fixed assets, except in the case of construction or acquisition of improvements to real estate, the land on which such improvements are located shall not be required to have been acquired within such 180 period; (iii) at the time of acquisition of such assets, the aggregate amount remaining unpaid on all Indebtedness secured by Liens on such assets whether or not assumed by the Company or a Consolidated Subsidiary shall not exceed an amount equal to 80% (or 100% in the case of Capitalized Leases) of the lesser of the total purchase price or fair market value at the time of acquisition of such assets (as determined in good faith by the Board of Directors of the Company), and (iv) all Indebtedness secured by such Liens shall be permitted hereunder;

                  (h) Liens on Real Estate Assets securing Non-Recourse Indebtedness; provided that such Non-Recourse Indebtedness shall be permitted within the limitations of SECTION 5.8; and

                  (i) Liens securing Indebtedness under Mortgage Repurchase Facilities or Interest Rate Swaps; provided that (i) the Lien of any such Mortgage Repurchase Facility shall extend only to the Commercial Mortgage Loans which are financed or refinanced under such Mortgage Repurchase Facility and the Related Collateral, (ii) the aggregate advances under such Mortgage Repurchase Facility shall not exceed 80% of the aggregate unpaid principal amount of the Commercial Mortgage Loans securing such

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Allied Capital Corporation                                      Note Agreement


         Mortgage Repurchase Facility, (iii) the Lien securing any Interest Rate Swap shall extend only to Commercial Mortgage Loans and Related Collateral, and (iv) all such Indebtedness shall be permitted within the limitations of SECTION 5.8.

         The Company will not, and will not permit any Consolidated Subsidiary to, directly or indirectly, create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property which secures Debt outstanding under the Bank Credit Agreement or the Existing Note Agreement, unless the Company makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured; provided that such security is granted pursuant to an agreement reasonably satisfactory to the Holders of 51% or more of the principal amount of the Notes at the time outstanding.

       Section 5.10. Restricted Payments. The Company will not except as hereinafter provided:

                  (a) Declare or pay any dividends, either in cash or property, on any shares of its capital stock of any class (except dividends or other distributions payable solely in shares of capital stock of the Company);

                  (b) Directly or indirectly, or through any Subsidiary, purchase, redeem or retire any shares of its capital stock of any class or any warrants, rights or options to purchase or acquire any shares of its capital stock (other than in exchange for or out of the net cash proceeds to the Company from the substantially concurrent issue or sale of other shares of capital stock of the Company or warrants, rights or options to purchase or acquire any shares of its capital stock); or

                  (c) Make any other payment or distribution, either directly or indirectly or through any Subsidiary, in respect of its capital stock;

(such declarations or payments of dividends, purchases, redemptions or retirements of capital stock and warrants, rights or options and all such other payments or distributions being herein collectively called "Restricted Payments"), if after giving effect thereto (i) an Event of Default described in paragraph (a) or (b) of SECTION 6.1 shall exist, (ii) as the result of an occurrence of any other Event of Default described in SECTION 6.1 the Notes shall have been accelerated under SECTION 6.3 or (iii) the Company would not be in compliance with the limitations of SECTION 5.8.

         The Company will not declare any regular quarterly dividend which constitutes a Restricted Payment payable more than 60 days after the date of declaration thereof; provided that any year-end extra dividend which constitutes a Restricted Payment shall not be payable more than 120 days after the date of declaration thereof.

         For the purposes of this SECTION 5.10, the amount of any Restricted Payment declared, paid or distributed in property shall be deemed to be the greater of the book value or fair market value (as determined in good faith by the Board of Directors of the Company) of such property at the time of the making of the Restricted Payment in question.

Allied Capital Corporation                                      Note Agreement


       Section 5.11. Mergers, Consolidations and Sales of Assets. (a) The Company will not, and will not permit any Consolidated Subsidiary to, consolidate with or be a party to a merger with any other Person or dispose of all or a substantial part of the assets of the Company and its Consolidated Subsidiaries; provided that:

                  (1) any Consolidated Subsidiary may merge or consolidate with or into, sell, lease or otherwise dispose of all or a substantial part of its assets to the Company or any Wholly-owned Subsidiary so long as (A) (i) in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation and (ii) in any merger or consolidation involving a Wholly-owned Subsidiary (and not the Company), a Wholly-owned Subsidiary shall be the surviving or continuing corporation, and (B) at the time of such consolidation or merger and immediately after giving effect thereto, no Default or Event of Default would exist;

                  (2) the Company may consolidate or merge with or into any other corporation if (i) the corporation which results from such consolidation or merger (the "surviving corporation") is organized under the laws of any state of the United States or the District of Columbia, (ii) the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes, according to their tenor, and the due and punctual performance and observation of all of the covenants in the Notes and this Agreement, to be performed or observed by the Company are expressly assumed in writing by the surviving corporation and the surviving corporation shall furnish to the holders of the Notes an opinion of counsel reasonably satisfactory to the holder or holders of 51% or more of the principal amount of the Notes at the time outstanding to the effect that the instrument of assumption has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of the surviving corporation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, and (iii) at the time of such consolidation or merger and immediately after giving effect thereto and to the incurrence of any Debt assumed or incurred in connection therewith, (x) the aggregate amount of outstanding Consolidated Debt and Priority Debt of the surviving corporation would be permitted by the terms of SECTION 5.8 as of the last day of the fiscal quarter immediately preceding the date of such consolidation or merger, and (y) no Default or Event of Default would exist; and

                  (3) the Company and any Consolidated Subsidiary may, sell, transfer or otherwise dispose of all or any part of its Investments in the ordinary course of business including, without limitation, in securitization transactions.

        (b) The Company will not permit any Consolidated Subsidiary to issue any Voting Stock of such Consolidated Subsidiary except to satisfy the rights of minority shareholders to receive issuances of stock which are non-dilutive to the Company and/or any Consolidated Subsidiary; provided that the foregoing restrictions do not apply to issuances to the Company or to a Wholly-owned Subsidiary or the issuance of directors' qualifying shares.

Allied Capital Corporation                                      Note Agreement


        (c) The Company will not sell, transfer or otherwise dispose of stock or Debt of any Consolidated Subsidiary (except issuance of directors' qualifying shares and sales, transfers and dispositions of all the stock of a special purpose Consolidated Subsidiary for consideration if (x) substantially all the assets of such Consolidated Subsidiary constitute Investments and (y) the sale, transfer or disposition of all such Investments for substantially the same consideration would be permitted by SECTION 5.11(a)(3)) and will not permit any Consolidated Subsidiary to sell, transfer or otherwise dispose of stock (otherwise than by purchase or redemption of preferred stock) of a Consolidated Subsidiary or Debt of any other Consolidated Subsidiary (except issuances to the Company or to a Wholly-owned Subsidiary or issuance of directors' qualifying shares); provided that the foregoing restrictions do not apply if the following conditions are met:

                  (1) all shares of stock and all Debt of such Consolidated Subsidiary held by the Company and its Subsidiaries shall be sold simultaneously;

                  (2)     in the opinion of the Company's Board of Directors:

                           (i) such sale of stock or Debt is in the best interests of the Company;
                           and

                           (ii) the consideration paid for such stock and Debt is deemed adequate and satisfactory.

                  (3) the Consolidated Subsidiary being disposed of shall not have any continuing investment in the Company or any Consolidated Subsidiary that is not being disposed of simultaneously; and

                  (4) such sale or disposition does not involve a substantial part of assets of the Company and its Consolidated Subsidiaries.

         As used in this SECTION 5.11, a sale of assets will be deemed a "substantial part" of the assets of the Company and its Consolidated Subsidiaries if (i) the Book Value of such assets sold in a given fiscal year (except those sold in the ordinary course of business) exceeds 15% of the Consolidated Total Assets of the Company and its Consolidated Subsidiaries determined at the close of the immediately preceding fiscal year, or (ii) the operations of such assets sold (except those sold in the ordinary course of business) generated 15% or more of the consolidated operating profit of the Company and its Consolidated Subsidiaries during the immediately preceding fiscal year; provided, however, that for purposes of the foregoing calculation, there shall not be included any assets if a portion of the proceeds of such assets equal to the aggregate Book Value thereof immediately prior to such sale was or is applied within 365 days of the date of sale of such assets to either
(A) the acquisition of Investments useful and intended to be used in the operation of the business of the Company and its Consolidated Subsidiaries and having a fair market value (as determined in good faith by the Board of Directors of the Company) at least equal to the Book Value of the assets so disposed of, or (B) the prepayment at any applicable prepayment premium, on a pro rata basis, of Senior Funded Debt of the Company. It is understood and agreed by the Company that any such proceeds paid and applied to the

Allied Capital Corporation                                      Note Agreement


prepayment of the Notes as hereinabove provided shall be prepaid as and to the extent provided in SECTION 2.2.

       Section 5.12. Repurchase of Notes. Neither the Company nor any Consolidated Subsidiary or Affiliate, directly or indirectly, may repurchase or make any offer to repurchase any Notes unless an offer has been made to repurchase Notes, pro rata, from all holders of the Notes at the same time and upon the same terms. In case the Company repurchases or otherwise acquires any Notes, such Notes shall immediately thereafter be canceled and no Notes shall be issued in substitution therefor. Without limiting the foregoing, upon the repurchase or other acquisition of any Notes by the Company, any Consolidated Subsidiary or any Affiliate, such Notes shall no longer be outstanding for purposes of any section of this Agreement relating to the taking by the holders of the Notes of any actions with respect hereto, including without limitation,
SECTION 6.3, SECTION 6.4 and SECTION 7.1.

       Section 5.13. Transactions with Affiliates. The Company will not, and will not permit any Consolidated Subsidiary to, enter into or be a party to any transaction or arrangement with any Affiliate (including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except transactions in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Consolidated Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Consolidated Subsidiary than would be obtained in a comparable arm's-length transaction with a Person other than an Affiliate.

       Section 5.14. Termination of Pension Plans. The Company will not, and will not permit any Consolidated Subsidiary to, withdraw from any Multiemployer Plan to which it may hereafter contribute or permit any employee benefit plan hereafter maintained by it to be terminated if such withdrawal or termination could result in withdrawal liability (as described in Part 1 of Subtitle E of Title IV of ERISA) or the imposition of a Lien on any property of the Company or any Consolidated Subsidiary pursuant to Section 4068 of ERISA.

       Section 5.15. Reports and Rights of Inspection. The Company will keep, and will cause each Consolidated Subsidiary to keep, proper books of record and account in which full and correct entries will be made of all dealings or transactions of, or in relation to, the business and affairs of the Company or such Consolidated Subsidiary, in accordance with GAAP consistently applied (except for changes disclosed in the financial statements furnished to the Holders pursuant to this SECTION 5.15 and concurred with by the independent public accountants referred to in SECTION 5.15(b) hereof), and will furnish to each Institutional Holder of the then outstanding Notes (in duplicate if so specified below or otherwise requested):

                  (a) Quarterly Statements. As soon as available and in any event within 45 days after the end of each quarterly fiscal period (except the last) of each fiscal year, copies of:

                        (1) consolidated balance sheets of the Company and its Consolidated Subsidiaries as of the close of such quarterly fiscal period, setting forth in

Allied Capital Corporation                                      Note Agreement



                 comparative form the consolidated figures for the fiscal year then most recently ended,

                           (2) consolidated statements of operations of the Company and its Consolidated Subsidiaries for such quarterly fiscal period and for the portion of the fiscal year ending with such quarterly fiscal period, in each case setting forth in comparative form the consolidated figures for the corresponding periods of the preceding fiscal year, and

                           (3) consolidated statements of changes in net assets and cash flows of the Company and its Consolidated Subsidiaries for the portion of the fiscal year ending with such quarterly fiscal period, setting forth in comparative form the consolidated figures for the corresponding period of the preceding fiscal year, all in reasonable detail and certified as complete and correct by a Senior Financial Officer of the Company;

                 (b) Annual Statements. As soon as available and in any event within 90 days after the close of each fiscal year, copies of:

                         (1) consolidated and consolidating balance sheets of the Company and its Consolidated Subsidiaries as of the close of such fiscal year,

                         (2) consolidated and consolidating statements of operations, changes in net assets and cash flows, and

                         (3)    consolidated statement of investments

         setting forth in comparative form the consolidated figures for the preceding fiscal year (except in the case of such statement of investments) and in each case all in reasonable detail and accompanied by a report thereon of a firm of independent public accountants of recognized national standing selected by the Company to the effect that the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company and its Consolidated Subsidiaries as of the end of the fiscal year being reported on and the consolidated results of their operations, changes in net assets and cash flows for said year in conformity with GAAP and that the examination of such accountants in connection with such financial statements has been conducted in accordance with generally accepted auditing standards and included such tests of the accounting records and such other auditing procedures as said accountants deemed necessary in the circumstances;

                  (c) Audit Reports. Promptly upon receipt thereof, one copy of each interim or special audit made by independent accountants of the books of the Company or any Consolidated Subsidiary and any management letter received from such accountants;

Allied Capital Corporation                                      Note Agreement


                  (d) SEC and Other Reports. Promptly upon their becoming available, one copy of each financial statement, report, notice, press releases or proxy statement sent by the Company to stockholders generally and of each regular or periodic report, and any registration statement or prospectus filed by the Company with any securities exchange or the Securities and Exchange Commission or any successor agency, and copies of any orders in any proceedings to which the Company or any Consolidated Subsidiary is a party, issued by any governmental agency, Federal or state, having jurisdiction over the Company or any of its Consolidated Subsidiaries;

                  (e) ERISA Reports. Promptly upon the occurrence thereof, written notice of (i) a Reportable Event with respect to any Plan hereafter maintained by the Company or any ERISA Affiliate; (ii) the institution of any steps by the Company, any ERISA Affiliate, the PBGC or any other person to terminate any such Plan; (iii) the institution of any steps by the Company or any ERISA Affiliate to withdraw from any such Plan; (iv) a non-exempt "prohibited transaction" within the meaning of Section 406 of ERISA in connection with any such Plan; (v) any material contingent liability of the Company or any Consolidated Subsidiary with respect to any post-retirement welfare liability hereafter existing; or (vi) the taking of any action by, or the threatening of the taking of any action by, the Internal Revenue Service, the Department of Labor or the PBGC with respect to any of the foregoing;

                  (f) Officer's Certificates. Within the periods provided in paragraphs (a) and (b) above, a certificate of a Senior Financial Officer of the Company stating that such officer has reviewed the provisions of this Agreement and setting forth: (i) the information and computations (in sufficient detail) required in order to establish whether the Company was in compliance with the requirements of SECTION
         5.6 through SECTION 5.11 at the end of the period covered by the financial statements then being furnished and (ii) whether there existed as of the date of such financial statements and whether, to the best of such officer's knowledge, there exists on the date of the certificate or existed at any time during the period covered by such financial statements any Default or Event of Default and, if any such condition or event exists on the date of the certificate, specifying the nature and period of existence thereof and the action the Company is taking and proposes to take with respect thereto;

                  (g) Accountant's Certificates. Within the period provided in paragraph (b) above, a certificate of the accountants who render an opinion with respect to such financial statements acknowledging that the Company was in compliance with the financial covenants of SECTION 5.6, SECTION 5.7 and SECTION 5.8(a), (b) and (c), and setting forth the procedures used to make such determination; and

                  (h) Requested Information. With reasonable promptness, such other data and information as any Holder or any such Institutional Holder may reasonably request.

         Without limiting the foregoing, the Company will permit each Institutional Holder of the then outstanding Notes (or such Persons as such Holder may designate), to visit and inspect, under the Company's guidance, any of the properties of the Company or any Consolidated

Allied Capital Corporation                                      Note Agreement


Subsidiary, to examine all of their books of account, records, reports and other papers, to make copies and extracts therefrom and to discuss their respective affairs, finances and accounts with their respective officers, employees, and independent public accountants (and by this provision the Company authorizes said accountants to discuss with such Holder the finances and affairs of the Company and its Consolidated Subsidiaries) all at such reasonable times and as often as may be reasonably requested. Any visitation shall be at the sole expense of such Institutional Holder, unless a Default or Event of Default shall have occurred and be continuing or the Holder of any Note or of any other evidence of Indebtedness of the Company or any Consolidated Subsidiary gives any written notice or takes any other action with respect to a claimed default, in which case, any such visitation or inspection shall be at the sole expense of the Company.

       Section 5.16. Year 2000 Compliance. The Company will promptly notify each Institutional Holder in the event the Company discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Complaint on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

SECTION 6.          EVENTS OF DEFAULT AND REMEDIES THEREFOR.

        Section 6.1. Events of Default. Any one or more of the following shall constitute an "Event of Default" as such term is used herein:

                  (a) Default shall occur in the payment of interest on any Note when the same shall have become due and such default shall continue for more than five Business Days; or

                  (b) Default shall occur in the making of any payment of the principal of any Note or premium, if any, thereon at the expressed or any accelerated maturity date or at any date fixed for prepayment; or

                  (c) Default shall be made in the payment when due (whether by lapse of time, by declaration, by call for redemption or otherwise) of the principal of or interest on any Consolidated Debt (other than the Notes) of the Company or any Consolidated Subsidiary having an aggregate unpaid principal amount in excess of $5,000,000 and such default shall continue beyond the period of grace, if any, allowed with respect thereto; or

                  (d) Default or the happening of any event shall occur under any indenture, agreement or other instrument under which Consolidated Debt of the Company or any Consolidated Subsidiary having an aggregate unpaid principal amount in excess of $5,000,000 may be issued and such default or event shall continue for a period of time sufficient to permit the acceleration of the maturity of such Consolidated Debt or the Company or a Consolidated Subsidiary has become obligated to purchase such Consolidated Debt or one or more Persons have the right to require the Company or any Consolidated Subsidiary to purchase such Consolidated Debt; or

                  (e) Default shall occur in the observance or performance of any covenant or agreement contained in SECTION 5.6 through SECTION
         5.11 and such default shall continue for more than five Business Days;
         or

                  (f) Default shall occur in the observance or performance of any other provision of this Agreement which is not remedied within 30 days after the earlier of (i) the day on which a Senior Financial Officer first obtains actual personal knowledge of such default, or
         (ii) the day on which written notice thereof is given to the Company by the Holder of any Note; or

                  (g) Any representation or warranty made by the Company herein, or made by the Company in any statement or certificate furnished by the Company in connection with the consummation of the issuance and delivery of the Notes or furnished by the Company pursuant hereto, is untrue in any material respect as of the date of the issuance or making thereof; or

                  (h) Final judgment or final judgments for the payment of money aggregating in excess of $5,000,000 is or are outstanding against the Company or any Material Subsidiary or against any property or assets of the Company or any Material Subsidiary and any such final judgment or final judgments have remained unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of 60 days from the date of its entry; or

                  (i) A custodian, liquidator, receiver or similar official is appointed for the Company or any Material Subsidiary or for the major part of its property and is not discharged within 60 days after such appointment; or

                  (j) The Company or any Material Subsidiary becomes insolvent or bankrupt, is generally not paying its debts as they become due or makes an assignment for the benefit of creditors, or the Company or any Material Subsidiary applies for or consents to the appointment of a custodian, liquidator, trustee or receiver for the Company or such Material Subsidiary or for the major part of its property; or

                  (k) Bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company or any Material Subsidiary and, if instituted against the Company or such Material Subsidiary, are consented to or are not dismissed within 60 days after such institution.

        Section 6.2. Notice to Holders. When any Event of Default described in the foregoing SECTION 6.1 has occurred, or if the holder of any Note or of any other evidence of Debt of the Company gives any notice or takes any other action with respect to a claimed default, the Company agrees to give notice within three Business Days of such event to all holders of the Notes then outstanding.

Allied Capital Corporation                                      Note Agreement


        Section 6.3. Acceleration of Maturities. When any Event of Default described in paragraph (a) or (b) of SECTION 6.1 has happened and is continuing, any Holder of any Note may declare the entire principal and all interest accrued on such Holder's Notes to be and such Notes shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby waived. When any Event of Default described in paragraphs (a) through (i), inclusive, of SECTION 6.1 has happened and is continuing, the Holder or Holders of 51% or more of the principal amount of Notes at the time outstanding may, by notice to the Company, declare the entire principal and all interest accrued on all Notes to be, and all Notes shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. When any Event of Default described in paragraph (j) or (k) of SECTION 6.1 has occurred, then all outstanding Notes shall immediately become due and payable without presentment, demand or notice of any kind. Upon any Note becoming due and payable as a result of any Event of Default as aforesaid, the Company will forthwith pay to the Holder of such Note the entire principal and interest accrued on such Note and (to the extent permitted by applicable law) an amount as liquidated damages for the loss of the bargain evidenced hereby (and not as a penalty) equal to the Make-Whole Amount, determined as of the date on which such Note shall so become due and payable. No course of dealing on the part of the Holder or Holders of any Notes nor any delay or failure on the part of any Holder of Notes to exercise any right shall operate as a waiver of such right or otherwise prejudice such Holder's rights, powers and remedies. The Company further agrees, to the extent permitted by law, to pay to the Holder or Holders of the Notes all costs and expenses incurred by them in the collection of any Notes upon any default hereunder or thereon, including reasonable compensation to such Holder's or Holders' attorneys for all services rendered in connection therewith.

        Section 6.4.    Rescission of Acceleration.  The provisions of SECTION
6.3 are subject to the condition that if the principal of and accrued interest on all or any outstanding Notes have been declared immediately due and payable by reason of the occurrence of any Event of Default described in paragraphs (a) through (i), inclusive, of SECTION 6.1, the holders of 66-2/3% in aggregate principal amount of the Notes then outstanding may, by written instrument filed with the Company, rescind and annul such declaration and the consequences thereof, provided that at the time such declaration is annulled and rescinded:

                  (a) no judgment or decree has been entered for the payment of any monies due pursuant to the Notes or this Agreement;

                  (b) all arrears of interest upon all the Notes and all other sums payable under the Notes and under this Agreement (except any principal, interest or premium on the Notes which has become due and payable solely by reason of such declaration under SECTION 6.3) shall have been duly paid; and

                  (c) each and every other Default and Event of Default shall have been made good, cured or waived pursuant to SECTION 7.1;

and provided further, that no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereto.

Allied Capital Corporation                                      Note Agreement



SECTION 7.          AMENDMENTS, WAIVERS AND CONSENTS.

        Section 7.1. Consent Required. Any term, covenant, agreement or condition of this Agreement may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company has obtained the consent in writing of the Holders of at least 66-2/3% in aggregate principal amount of outstanding Notes; provided that without the written consent of the Holders of all of the Notes then outstanding, no such amendment or waiver shall be effective (i) which will change the time of payment of the principal of or the interest on any Note or change the principal amount thereof or change the rate of interest thereon or the method of computation of the Make-Whole Amount, or (ii) which will change any of the provisions with respect to optional prepayments or (iii) which will change the percentage of holders of the Notes required to consent to any such amendment or waiver of any of the provisions of this SECTION 7 or SECTION 6.

        Section 7.2. Solicitation of Holders. So long as there are any Notes outstanding, the Company will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement or the Notes unless each Holder of Notes (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Holder of Notes as consideration for or as an inducement to entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions of this Agreement or the Notes unless such remuneration is concurrently paid on the same terms, ratably to each Holder of Notes then outstanding even if such Holder did not consent to such waiver or amendment.

        Section 7.3. Effect of Amendment or Waiver. Any such amendment or waiver shall apply equally to all of the Holders of the Notes and shall be binding upon them, upon each future holder of any Note and upon the Company, whether or not such Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

SECTION 8.          INTERPRETATION OF AGREEMENT; DEFINITIONS.

        Section 8.1. Definitions. Unless the context otherwise requires, the terms hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

         "Adjusted EBIT" means, for any period with respect to the Company and its Consolidated Subsidiaries on a consolidated basis, income after deduction of all expenses and other proper charges other than taxes and Interest Expense, all as determined in accordance with GAAP.

         "Affiliate" shall mean any Person (other than a Consolidated Subsidiary) which (i) directly or indirectly, or through one or more intermediaries controls, or is controlled by, or is

Allied Capital Corporation                                      Note Agreement


under common control with, the Company, (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock of the Company or (iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned by the Company or a Subsidiary. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise, other than by investment advisory contracts entered into in the ordinary course of business of the Company or a Subsidiary of the Company.

         "Asset Coverage Ratio" shall mean on a consolidated basis for the Company and its Consolidated Subsidiaries the ratio which the value of total assets, less all liabilities and indebtedness not represented by senior securities (all as determined pursuant to the Investment Company Act and any orders of the Securities and Exchange Commission issued to the Company thereunder), bears to the aggregate amount of senior securities representing indebtedness of the Company and its Consolidated Subsidiaries

         "Bank Credit Agreement" means the Credit Agreement between the Banks and the Company dated as of March 9, 1999, as amended from time to time, pursuant to which the Banks have extended credit to the Company, and any renewals, extensions or replacements thereof.

         "Banks" means the banks or financial institutions which are party to the Bank Credit Agreement from time to time.

         "Book Value" means, with respect to any asset at any time, the value thereof as the same would be reflected on a consolidated balance sheet of the Company and its Consolidated Subsidiaries as at such time prepared in accordance with GAAP.

         "Business Day" shall mean (a) for the purposes of computation of the Make-Whole Amount only, any day of the week (excluding Saturday or Sunday) on which banks in New York, New York are not obligated by law to close, and (b) for the purposes of any other provision of this Agreement any day of the week (excluding Saturday or Sunday) on which banks in Washington, D.C. and New York, New York are not obligated by law to close.

          "Capitalized Lease" shall mean any lease the obligation for Rentals with respect to which is required to be capitalized on a consolidated balance sheet of the lessee and its subsidiaries in accordance with GAAP.

         "Capitalized Rentals" of any Person shall mean as of the date of any determination thereof the amount at which the aggregate Rentals due and to become due under all Capitalized Leases under which such Person is a lessee would be reflected as a liability on a consolidated balance sheet of such Person.

         "Code" shall mean the Internal Revenue Code of 1986, as amended and the rules and regulations promulgated thereunder.

Allied Capital Corporation                                      Note Agreement


         "Commercial Mortgage Loan" means a loan secured by a Lien on improved real estate used for commercial purposes.

         "Consolidated Debt" shall mean as of the date of any determination thereof, the aggregate unpaid amount of all Debt of the Company and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP.

         "Consolidated Shareholders' Equity" as of the date of determination thereof, shall mean the total shareholders' equity of the Company and its Consolidated Subsidiaries as the same would appear on a consolidated balance sheet of the Company and its Consolidated Subsidiaries prepared as of such date in accordance with GAAP, including, in any case, common stock of the Company (valued at cost) held in the Allied Capital Corporation Deferred Compensation Trust and Permitted Preferred Stock of the Company and its Consolidated Subsidiaries but excluding any stock, common or preferred, not both issued and outstanding.

         "Consolidated Subsidiary" shall mean any Subsidiary which is required to be consolidated on financial statements of the Company prepared in accordance with GAAP.

         "Consolidated Total Assets" shall mean total assets of the Company and its Consolidated Subsidiaries on a consolidated basis.

         "Debt" means, with respect to any Person, without duplication,

                  (a)     its liabilities for borrowed money;

                  (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (c)     its Capitalized Rentals;

                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

                  (e) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

         "Default" shall mean any event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, constitute an Event of Default.

Allied Capital Corporation                                      Note Agreement

         "Equity Issuance" means any issuance or sale by a Person of its capital stock or other similar equity security, or any warrants, options or similar rights to acquire, or securities convertible into or exchangeable for, such capital stock or other similar equity security.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections.

         "ERISA Affiliate" shall mean any corporation, trade or business that is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in section 414(b) and 414(c), respectively, of the Code or Section 4001 of ERISA.

         "Event of Default" shall have the meaning set forth in SECTION 6.1.

         "Existing Notes" means the notes issued by the Company pursuant to the Existing Note Agreement.

         "Existing Note Agreement" means the Note Agreement dated as of April 30, 1998, among the Company and the purchasers parties thereto, pursuant to which the Company has issued its $140,000,000 7.055% Senior Notes, Series A, due May 30, 2003, its $30,000,000 7.168% Senior Notes, Series B, due May 30, 2005, and its $10,000,000 9.530% Senior Notes, Series C, due May 30, 2005, and any replacement or renewal thereof.

         "GAAP" shall mean generally accepted accounting principles at the time in the United States.

         "Guaranties" by any Person shall mean all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing, or in effect guaranteeing, any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness or obligation, (y) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (iii) to lease property or to purchase Securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation, or (iv) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under this Agreement, a Guaranty in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of such Indebtedness for borrowed money which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend

Allied Capital Corporation                                      Note Agreement


shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

         "Holder" shall mean any Person which is, at the time of reference, the registered Holder of any Note.

         "Indebtedness" with respect to any Person means, at any time, without duplication,

                  (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable preferred stock;

                  (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capitalized Leases;

                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                  (e) all its liabilities in respect of unreimbursed drawings under letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

                  (f)     Interest Rate Swaps of such Person; and

                  (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

         Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

         "Institutional Holder" shall mean any insurance company, bank, savings and loan association, trust company, investment company, charitable foundation, employee benefit plan (as defined in ERISA) or other institutional investor or financial institution which is not principally engaged, or as one of its important activities, in the business of making small business investments of the type made by the Company.

         "Intercreditor Agreement" means an intercreditor agreement pursuant to which the Banks, the Holders of the Existing Notes and the Holders of the Notes have agreed to share payments made by any Consolidated Subsidiary under a Subsidiary Existing Note Guaranty, a Subsidiary Note Guaranty or a Subsidiary Bank Guaranty on an equal and ratable basis.

Allied Capital Corporation                                      Note Agreement


         "Interest Expense" means, with respect to a Person and for any period, the total consolidated interest expense (including, without limitation, capitalized interest expense and interest expense attributable to Capitalized Leases) of such Person and in any event shall include all interest expense with respect to any Debt in respect of which such Person is wholly or partially liable.

         "Interest Rate Swap" means a currency swap, an interest rate swap or other currency or interest rate hedge entered into by the Company or a Consolidated Subsidiary. For the purposes of this Agreement, the amount of the obligation under any Interest Rate Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Interest Rate Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Interest Rate Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

         "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and all rules and regulations promulgated thereunder.

         "Investments" shall mean all investments, in cash or by delivery of property made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, Indebtedness or other obligations or Securities or by loan, advance, capital contribution or otherwise.

         "Lien" shall mean any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances (including, with respect to stock, stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements) affecting property. For the purposes of this Agreement, the Company or any Consolidated Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, Capitalized Lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes and such retention or vesting shall constitute a Lien.

         "Make-Whole Amount" means, with respect to a Note of any series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of the Note of such series over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

Allied Capital Corporation                                      Note Agreement


                 "Called Principal" means, with respect to a Note of any Series, the principal of such Note that is to be prepaid pursuant to
         SECTION 2.2 or has become or is declared to be immediately due and payable pursuant to SECTION 6.3, as the context requires.

                 "Discounted Value" means, with respect to the Called Principal of a Note of any Series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                 "Reinvestment Yield" means, with respect to the Called Principal of a Note of any Series, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "PX-1" of the Bloomberg Financial Markets Services Screen (or such other display as may replace PX-1 of the Bloomberg Financial Markets Services Screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

                 "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                 "Remaining Scheduled Payments" means, with respect to the Called Principal of a Note of any Series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under

Allied Capital Corporation                                      Note Agreement

         the terms of the Notes of such Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to or SECTION 2.2 or SECTION 6.3.

                 "Settlement Date" means, with respect to the Called Principal of a Note of any Series, the date on which such Called Principal is to be prepaid pursuant to SECTION 2.2 or has become or is declared to be immediately due and payable pursuant to SECTION 6.3, as the context requires.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Consolidated Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

          "Material Subsidiary" shall mean any Consolidated Subsidiary which has total assets having a value (determined in accordance with the market valuation method pursuant to GAAP) greater than or equal to $20,000,000.

         "Memorandum" is described in paragraph 5 of Exhibit B hereto.

         "Mortgage Repurchase Facility" means financing agreements providing for (i) the pledge and assignment of Commercial Mortgage Loans owned by the Company and its Consolidated Subsidiaries as security for loans to the Company and its Consolidated Subsidiaries, or (ii) the sale of such Commercial Mortgage Loans to a commercial lender pursuant to an agreement under which such loans shall be repurchased by the Company or a Consolidated Subsidiary at a future date.

         "Multiemployer Plan" shall have the same meaning as in ERISA.

         "Net Proceeds" means, with respect to an Equity Issuance by a Person, the aggregate amount of all cash received by such Person in respect of such Equity Issuance net of investment banking fees, legal fees, accountants fees, underwriting discounts and commissions and other customary fees and expenses actually incurred by such Person in connection with such Equity Issuance.

         "Non-Recourse Indebtedness" means Indebtedness secured by Real Estate Assets if recourse for the payment of such Indebtedness is limited to such Real Estate Assets.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "Permitted Preferred Stock" means (i) preferred stock that is issued from time to time by a Subsidiary to the United States Small Business Administration having an aggregate stated value not exceeding $7,000,000 at any one time outstanding or (ii) preferred stock that is issued from time to time by a Subsidiary for the purpose of qualifying such Subsidiary as a real estate

Allied Capital Corporation                                      Note Agreement


investment trust under Sections 856 through 860 of the Code and having an aggregate stated value not exceeding $500,000 at any one time outstanding, provided that in any event Permitted Preferred Stock shall not include any Voting Stock.

         "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

         "Plan" means a "pension plan," as such term is defined in ERISA, established or maintained by the Company or any ERISA Affiliate or as to which the Company or any ERISA Affiliate contributed or is a member or otherwise may have any liability.

         "Priority Debt" means the sum of (i) all Debt of the Company and its Consolidated Subsidiaries secured by a Lien, and (ii) all unsecured Debt of Consolidated Subsidiaries (excluding in each case, Debt owing to the Company or another Consolidated Subsidiary).

         "Purchaser" shall have the meaning set forth in SECTION 1.1.

         "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "Real Estate" means fee ownership or co-ownership of, or leaseholds of, land or improvements thereon.

         "Real Estate Assets" means (i) Real Estate securing Investments made in the ordinary course of business, (ii) Commercial Mortgage Loans and (iii) Related Collateral.

         "Related Collateral" means, in respect of any Commercial Mortgage
Loan: (i) any and all documents, instruments, agreements, records or other collateral of any kind evidencing, securing, guaranteeing or otherwise relating to such Commercial Mortgage Loan, including without limitation all promissory notes or other negotiable instruments, mortgages, deeds of trust or similar instruments, assignments of leases or rents or other collateral assignments, financing statements, guaranties, indemnities, servicing agreements, servicing records, files, surveys, certificates, affidavits, title abstracts, title insurance policies and commitments, correspondence, opinions, appraisals, closing documents, computer programs, computer storage media, data bases, accounting records and other books and records relating thereto, (ii) any and all mortgage guaranties and insurance (issued by governmental agencies or otherwise) and mortgage insurance certificates or other documents evidencing such mortgage guaranties or insurance relating to any such Commercial Mortgage Loan and all claims and payments thereunder, (iii) any and all other insurance policies and insurance proceeds relating to such Commercial Mortgage Loan or the related real property, (iv) all "general intangibles" as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing, and (v) any and all replacements, substitutions or distributions on or proceeds of any and all of the foregoing.

         "Rentals" shall mean and include as of the date of any determination thereof all fixed payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Company or any

Allied Capital Corporation                                      Note Agreement


Consolidated Subsidiary, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Company or any Consolidated Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

         "Reportable Event" shall have the same meaning as in ERISA.

         "SBA" shall mean the United States Small Business Administration.

         "Security" shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

         "Senior Financial Officer" means the chief financial officer, chief operating officer, principal accounting officer, treasurer or controller of the Company.

         "Senior Funded Debt" means any Debt of the Company which is classified as long term debt in accordance with GAAP (including, without limitation, the Bank Credit Agreement) other than Subordinated Debt.

         "Subordinated Debt" means all unsecured Debt of the Company which shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Debt of the Company (including, without limitation, the obligations of the Company under the Notes).

         "Subsidiary" with respect to any Person shall mean (i) any corporation, partnership, association or other business entity at least 50% of the outstanding shares of Voting Stock or similar interests of which are owned, directly or indirectly, by such Person (including, without limitation, any limited partnership in which such Person, directly or indirectly, shall have at least a 50% vote on matters as to which limited partners may vote), (ii) any general or limited partnership of which such Person shall be a general partner or as to which such Person otherwise shall have unlimited liability, (iii) any general or limited partnership a general partner of which can be changed or removed by such Person (other than removals that could be accomplished by voluntary withdrawal of such general partner only), or (iv) any general or limited partnership in which (x) the amount represented by such Person's capital account shall be equal to at least 50% of the aggregate amount represented by the total of all partners' capital accounts or (y) such Person shall be allocated at least 50% of the profit (or loss) or distributable cash of the partnership; provided, however, that the term "Subsidiary", when used in this Agreement without reference to any particular Person, shall mean a Subsidiary of the Company.

         "Subsidiary Bank Guaranty" means any agreement pursuant to which a Consolidated Subsidiary has guaranteed the Debt of the Company under the Bank Credit Agreement.

         "Subsidiary Existing Note Guaranty" means any agreement pursuant to which a Consolidated Subsidiary has guaranteed the Debt of the Company under the Existing Notes.

Allied Capital Corporation                                      Note Agreement


         "Subsidiary Note Guaranty" means any agreement pursuant to which a Consolidated Subsidiary has guaranteed the Debt of the Company under the Notes.

         "Voting Stock" shall mean Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         "Wholly-owned" when used in connection with any Subsidiary shall mean a Subsidiary of which all of the issued and outstanding shares of stock (except shares required as directors' qualifying shares and Permitted Preferred Stock) shall be owned by the Company and/or one or more of its Wholly-owned Subsidiaries.

         "Year 2000 Compliant" shall have the meaning assigned to it in paragraph 19 of Exhibit B to this Agreement.

         "Year 2000 Problem" shall have the meaning assigned to it in paragraph 19 of Exhibit B to this Agreement.

        Section 8.2. Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

        Section 8.3. Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

SECTION 9.          MISCELLANEOUS.

        Section 9.1. Registered Notes. The Company shall cause to be kept at the principal office of the Company a register for the registration and transfer of the Notes (hereinafter called the "Note Register") and the Company will register or transfer or cause to be registered or transferred as hereinafter provided any Note issued pursuant to this Agreement.

         At any time and from time to time the registered holder of any Note which has been duly registered as hereinabove provided may transfer such Note to another Institutional Holder upon surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing.

         The Person in whose name any registered Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes of this Agreement. Payment of or on account of the principal, premium, if any, and interest on any registered Note shall be made to or upon the written order of such registered holder.

Allied Capital Corporation                                      Note Agreement



        Section 9.2. Exchange of Notes. At any time and from time to time, upon not less than ten days' notice to that effect given by the holder of any
Note initially delivered or of any Note substituted therefor pursuant to
SECTION 9.1, this SECTION 9.2 or SECTION 9.3, and, upon surrender of such Note at its office, the Company will deliver in exchange therefor, without expense to such holder, except as set forth below, a Note for the same aggregate principal amount as the then unpaid principal amount of the Note so surrendered, or Notes in the denomination of $500,000 or any amount in excess thereof as such holder shall specify, dated as of the date to which interest has been paid on the Note so surrendered or, if such surrender is prior to the payment of any interest thereon, then dated as of the date of issue, registered in the name of such one or more Institutional Holders as may be designated by such holder, and otherwise of the same form and tenor as the Notes so surrendered for exchange. The Company may require the payment of a sum sufficient to cover any stamp tax or governmental charge imposed upon such exchange or transfer.

        Section 9.3. Loss, Theft, Etc. of Notes. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of any Note, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of the Note, the Company will make and deliver without expense to the holder thereof, a new Note, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Note. If the Purchaser or any subsequent Institutional Holder is the owner of any such lost, stolen or destroyed Note, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction and of its ownership of such Note at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Note other than the written agreement of such owner to indemnify the Company.

       Section 9.4. Expenses, Stamp Tax Indemnity. Whether or not the transactions herein contemplated shall be consummated, the Company agrees to pay directly all of the Purchasers' reasonable out-of-pocket expenses in connection with the preparation, execution and delivery of this Agreement and the transactions contemplated hereby, including but not limited to the reasonable charges and disbursements of Chapman and Cutler, special counsel to the Purchasers, duplicating and printing costs and charges for shipping the Notes, adequately insured to each Purchaser's home office or at such other place as such Purchaser may designate, the cost of obtaining a Private Placement Number for the Notes from Standard & Poor's Corporation, and all such reasonable expenses relating to any amendment, waivers or consents pursuant to the provisions hereof, including, without limitation, any amendments, waivers, or consents resulting from any work-out, renegotiation or restructuring relating to the performance by the Company of its obligations under this Agreement and the Notes. The Company also agrees that it will pay and save each Purchaser harmless against any and all liability with respect to stamp and other taxes, if any, which may be payable or which may be determined to be payable in connection with the execution and delivery of this Agreement or the Notes, (other than as specified in the last sentence of SECTION 9.2) whether or not any Notes are then outstanding. The Company agrees to protect and indemnify each Purchaser against any liability for any and all brokerage fees and

Allied Capital Corporation                                      Note Agreement


commissions payable or claimed to be payable to any Person in connection with the transactions contemplated by this Agreement.

        Section 9.5. Powers and Rights Not Waived; Remedies Cumulative. No delay or failure on the part of the holder of any Note in the exercise of any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of the same preclude any other or further exercise thereof, or the exercise of any other power or right, and the rights and remedies of the holder of any Note are cumulative to, and are not exclusive of, any rights or remedies any such holder would otherwise have.

        Section 9.6. Notices. All communications provided for hereunder shall be in writing and, if to a Holder, delivered or mailed prepaid by registered or certified mail or overnight air courier, or by facsimile communication (with a confirming copy of any such facsimile communication sent via overnight courier service), in each case addressed to such Holder at its address appearing on Schedule I to this Agreement or such other address as such Holder may designate to the Company in writing, and if to the Company delivered or mailed by registered or certified mail or overnight air courier, or by facsimile communication, to the Company at 1919 Pennsylvania Avenue, N.W., 3rd Floor, Washington, D.C. 20006, Attention: Joan M. Sweeney or to such other address as the Company may in writing designate to the Holders; provided, however, that a notice to a Holder by overnight air courier shall only be effective if delivered to such Holder at a street address designated for such purpose in Schedule I, and a notice to you by facsimile communication shall only be effective if made by confirmed transmission to such Holder at a telephone number designated for such purpose in Schedule I, or, in either case, as such Holder may designate to the Company in writing.

        Section 9.7. Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of each Purchaser and to the benefit of its successors and assigns, including each successive Holder.

        Section 9.8. Survival of Covenants and Representations. All covenants, representations and warranties made by the Company herein and in any certificates delivered pursuant hereto, whether or not in connection with the Closing Date, shall survive the closing and the delivery of this Agreement and the Notes and shall terminate upon payment in full of all amounts due under the Notes and this Agreement.

        Section 9.9. Severability. Should any part of this Agreement for any reason be declared invalid or unenforceable, such decision shall not affect the validity or enforceability of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid or unenforceable portion thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid or unenforceable.

       Section 9.10. Governing Law. This Agreement and the Notes issued and sold hereunder shall be governed by and construed in accordance with New York law.

Allied Capital Corporation                                      Note Agreement


         Section 9.11. Captions. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Allied Capital Corporation                                      Note Agreement


         The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                               ALLIED CAPITAL CORPORATION

                                               By  /s/ Kelly A. Anderson
                                                   Name:  Kelly A. Anderson
                                                   Title: Principal and Treasurer

Accepted as of May 1, 1999:

                                               JOHN HANCOCK MUTUAL LIFE INSURANCE
                                                 COMPANY

                                               By  /s/ Anthony J. Della Piana
                                                  Name:  Anthony J. Della Piana
                                                  Title: Senior Investment Officer


                                               JOHN HANCOCK VARIABLE LIFE INSURANCE
                                                 COMPANY

                                               By  /s/ Anthony J. Della Piana
                                                  Name:  Anthony J. Della Piana
                                                  Title: Authorized Officer

                                               INVESTORS PARTNER LIFE INSURANCE
                                                 COMPANY

                                               By  /s/ Anthony J. Della Piana
                                                  Name:  Anthony J. Della Piana
                                                  Title: Authorized Officer

Allied Capital Corporation                                      Note Agreement


                                               JOHN HANCOCK REASSURANCE COMPANY Ltd.

                                               By  /s/ Francis X. Felcon
                                                  Name:  Francis X. Felcon
                                                  Title: Investment Vice President

                                               ANCHOR NATIONAL LIFE INSURANCE
                                                 COMPANY



                                               By  /s/ Christopher F. Ochs
                                                  Name:  Christopher F. Ochs
                                                  Title: Authorized Agent

                                               SUNAMERICA LIFE INSURANCE COMPANY

                                               By  /s/ Christopher F. Ochs
                                                  Name:  Christopher F. Ochs
                                                  Title: Authorized Agent

                                               CONNECTICUT GENERAL LIFE INSURANCE
                                                 COMPANY

                                               By:   CIGNA Investments, Inc.

                                                     By  /s/ James R. Kuzemchak
                                                        Name:  James R. Kuzemchak
                                                        Title: Managing Director

Allied Capital Corporation                                      Note Agreement


                                               LIFE INSURANCE COMPANY OF NORTH
                                                 AMERICA

                                               By:   CIGNA Investments, Inc.

                                                     By  /s/ James R. Kuzemchak
                                                        Name:  James R. Kuzemchak
                                                        Title: Managing Director

                                               OHIO NATIONAL LIFE INSURANCE
                                                 CORPORATION

                                               By  /s/ Michael A. Boedeker
                                                  Name:  Michael A. Boedeker
                                                  Title: Vice President, Fixed Income
                                                  Securities

                                               TEACHERS INSURANCE AND ANNUITY
                                                 ASSOCIATION OF AMERICA

                                               By  /s/ Loren S. Archibald
                                                  Name:  Loren S. Archibald
                                                  Title: Managing Director, Private
                                                  Placements

                                               GENERAL ELECTRIC CAPITAL ASSURANCE
                                                 COMPANY

                                               By  /s/ Jon M. Lucia
                                                  Name:  Jon M. Lucia
                                                  Title: Assistant Vice President &
                                                  Investment Officer

Allied Capital Corporation                                      Note Agreement

                                               NATIONWIDE LIFE INSURANCE COMPANY

                                               By  /s/ Jerry D. Cohen
                                                  Name:  Jerry D. Cohen
                                                  Title: Authorized Signatory

                                               NATIONWIDE INDEMNITY COMPANY

                                               By  /s/ Jerry D. Cohen
                                                  Name:  Jerry D. Cohen
                                                  Title: Authorized Signatory

                                               KEMPER INVESTORS LIFE INSURANCE
                                                 COMPANY

                                               By /s/ Gary W. Fridley
                                                  Name:  Gary W. Fridley
                                                  Title: Chief Investment Officer

                                               By  /s/ David S. Jorgensen
                                                  Name:  David S. Jorgensen
                                                  Title: Corporate Comptroller

Allied Capital Corporation                                      Note Agreement

                                               FEDERAL KEMPER LIFE ASSURANCE COMPANY

                                               By /s/ Gary W. Fridley
                                                  Name:  Gary W. Fridley
                                                  Title: Chief Investment Officer

                                               By  /s/ David S. Jorgensen
                                                  Name:  David S. Jorgensen
                                                  Title: Corporate Comptroller

                                               FIDELITY LIFE ASSOCIATION

                                               By /s/ Gary W. Fridley
                                                  Name:  Gary W. Fridley
                                                  Title: Chief Investment Officer

                                               By  /s/ David S. Jorgensen
                                                  Name:  David S. Jorgensen
                                                  Title: Corporate Comptroller

                                               ZURICH LIFE INSURANCE COMPANY OF
                                                 AMERICA

                                               By /s/ Gary W. Fridley
                                                  Name:  Gary W. Fridley
                                                  Title: Chief Investment Officer

                                               By  /s/ David S. Jorgensen
                                                  Name:  David S. Jorgensen
                                                  Title: Corporate Comptroller

                                               BERKSHIRE LIFE INSURANCE COMPANY

                                               By /s/ Ellen I. Whitaker
                                                  Name:  Ellen I. Whitaker
                                                  Title: Senior Investment Officer

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY                     Series A           $15,000,000
(for the General Account)                                      Series B           $13,000,000
John Hancock Place
200 Clarendon Street
Boston, Massachusetts  02117

Payments

All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

        BankBoston
        ABA #011000390
        Boston, Massachusetts  02110
        Account of:   John Hancock Mutual Life Insurance Company
                      Private Placement Collection Account
        Account Number 541-55417
        On Order of: Allied Capital Corporation, PPN 01903# AD 4, 7.39%
               Senior Notes Due 2004 and/or Allied Capital Corporation, PPN 01903# AE 2, 7.49% Senior Notes Due 2006

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed and mailed to:

        John Hancock Mutual Life Insurance Company
        200 Clarendon Street
        Boston, Massachusetts  02117
        Attention:  Manager, Investment Accounting Division, B-3
        Fax:  (617) 572-0628

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed and mailed to:

        John Hancock Mutual Life Insurance Company
        200 Clarendon Street
        Boston, Massachusetts  02117
        Attention:  Manager, Investment Accounting Division, B-3
        Fax:  (617) 572-0628



                                   SCHEDULE I
                              (to Note Agreement)

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed and mailed to:

        John Hancock Mutual Life Insurance Company
        200 Clarendon Street
        Boston, Massachusetts  02117
        Attention:  Bond and Corporate Finance Group, T-57
        Fax:  (617) 572-1605

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

        John Hancock Mutual Life Insurance Company
        200 Clarendon Street
        Boston, Massachusetts  02117
        Attention:  Investment Law Division, T-50
        Fax:  (617) 572-9268

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1414660

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY                     Series A           $8,000,000
(for the Guaranteed Benefit Sub-Account)                       Series B           $11,500,000
John Hancock Place
200 Clarendon Street
Boston, Massachusetts  02117


Payments

All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

        BankBoston
        ABA #011000390
        Boston, Massachusetts  02110
        Account of:   John Hancock Mutual Life Insurance Company
                      Private Placement Collection Account
        Account Number 541-55417
        On Order of: Allied Capital Corporation, PPN 01903# AD 4, 7.39% Senior
              Notes Due 2004 and/or Allied Capital Corporation, PPN 01903# AE 2, 7.49% Senior Notes Due 2006

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed and mailed to:

        John Hancock Mutual Life Insurance Company
        200 Clarendon Street
        Boston, Massachusetts  02117
        Attention:  Manager, Investment Accounting Division, B-3
        Fax:  (617) 572-0628

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed and mailed to:

        John Hancock Mutual Life Insurance Company
        200 Clarendon Street
        Boston, Massachusetts  02117
        Attention:  Manager, Investment Accounting Division, B-3
        Fax:  (617) 572-0628

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed and mailed to:

        John Hancock Mutual Life Insurance Company
        200 Clarendon Street
        Boston, Massachusetts  02117
        Attention:  Bond and Corporate Finance Group, T-57
        Fax:  (617) 572-1605

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

        John Hancock Mutual Life Insurance Company
        200 Clarendon Street
        Boston, Massachusetts  02117
        Attention:  Investment Law Division, T-50
        Fax:  (617) 572-9268

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1414660

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY                   Series A           $1,000,000
John Hancock Place
200 Clarendon Street
Boston, Massachusetts  02117

Payments

All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

        BankBoston
        ABA #011000390
        Boston, Massachusetts  02110
        Account of:   John Hancock Mutual Life Insurance Company
                      Private Placement Collection Account
        Account Number 541-55417

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed and mailed to:

        John Hancock Variable Life Insurance Company
        200 Clarendon Street
        Boston, Massachusetts  02117
        Attention:  Manager, Investment Accounting Division, B-3
        Fax:  (617) 572-0628

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed and mailed to:

        John Hancock Variable Life Insurance Company
        200 Clarendon Street
        Boston, Massachusetts  02117
        Attention:  Manager, Investment Accounting Division, B-3
        Fax:  (617) 572-0628

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed and mailed to:

        John Hancock Mutual Life Insurance Company
        200 Clarendon Street
        Boston, Massachusetts  02117
        Attention:  Bond and Corporate Finance Group, T-57
        Fax:  (617) 572-1605

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

        John Hancock Mutual Life Insurance Company
        200 Clarendon Street
        Boston, Massachusetts  02117
        Attention:  Investment Law Division, T-50
        Fax:  (617) 572-9268

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-2664016

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
INVESTORS PARTNER LIFE INSURANCE COMPANY                       Series A           $1,000,000
John Hancock Place
200 Clarendon Street
Boston, Massachusetts  02117

Payments

All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

        BankBoston
        ABA #011000390
        Boston, Massachusetts  02110
        Account of:   John Hancock Mutual Life Insurance Company
                      Private Placement Collection Account
        Account Number 541-55417
        On Order of: Allied Capital Corporation, PPN 01903# AD 4, 7.39% Senior Notes Due 2004

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed and mailed to:

        Investors Partner Life Insurance Company
        200 Clarendon Street
        Boston, Massachusetts  02117
        Attention:  Manager, Investment Accounting Division, B-3
        Fax:  (617) 572-0628

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed and mailed to:

        Investors Partner Life Insurance Company
        200 Clarendon Street
        Boston, Massachusetts  02117
        Attention:  Manager, Investment Accounting Division, B-3
        Fax:  (617) 572-0628

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed and mailed to:

        John Hancock Mutual Life Insurance Company
        200 Clarendon Street
        Boston, Massachusetts  02117
        Attention:  Bond and Corporate Finance Group, T-57
        Fax:  (617) 572-1605

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

        John Hancock Mutual Life Insurance Company
        200 Clarendon Street
        Boston, Massachusetts  02117
        Attention:  Investment Law Division, T-50
        Fax:  (617) 572-9268

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-3072894

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
JOHN HANCOCK REASSURANCE COMPANY LTD.                          Series B            $500,000
John Hancock Place
200 Clarendon Street
Boston, Massachusetts  02117

Payments

All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

        State Street Bank & Trust Company - Boston
        ABA #011-00-0028
        A/C:  6894-481-8
        Attention:  Boston Securities Processing
        Income Collection Dept. B03
        Reference:  John Hancock Reassurance Trust 105303-001
        Allied Capital Corporation, PPN 01903# AE 2, 7.49% Senior Notes due
        2006

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed and mailed to:

        State Street Bank & Trust Company
        Corporate Trust Department
        P. O. Box 230177
        Hartford, Connecticut  06123-0177
        Attention:  Debra Johnson, Administration Support
        Fax:  (860) 244-1884

with a copy to:

        John Hancock Mutual Life Insurance Company
        200 Clarendon Street
        Boston, Massachusetts  02117
        Attention:  Manager, Investment Accounting Division, B-3
        Fax:  (617) 572-0628

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed and mailed to:

        John Hancock Mutual Life Insurance Company
        200 Clarendon Street
        Boston, Massachusetts  02117
        Attention:  Francis X. Felcon, Bond and Corporate Finance Group, T-57
        Fax:  (617) 572-1605

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

        John Hancock Mutual Life Insurance Company
        200 Clarendon Street
        Boston, Massachusetts  02117
        Attention:  Investment Law Division, T-50
        Fax:  (617) 572-9268

Name of Nominee in which Notes are to be issued:  EMBASSY & CO.

Taxpayer I.D. Number:  04-3126890

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
ANCHOR NATIONAL LIFE INSURANCE COMPANY                         Series A           $10,000,000
SunAmerica Corporate Finance
700 Louisiana, Suite 3905
Houston, Texas  77002
Attn:  Debbie Adami
Telephone:  (713) 546-1116
Fax:  (713) 222-1402

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Allied Capital Corporation, 7.39% Senior Notes due 2004, PPN 01903# AD 4, principal, premium or interest") to:

        Bankers Trust Company
        ABA #021-001-033
        Account Number:  99-911-145
        FFC:  A/C 099527
        Re:  Allied Capital Corporation
        Prin: _________ Int: _________

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed as first provided above.

All other notices and communications to be addressed to:

        SunAmerica Corporate Finance
        700 Louisiana, Suite 3905
        Houston, Texas  77002
        Attention:  Chris Ochs
        Telephone:  (713) 546-1115
        Fax:  (713) 222-1402

Name of Nominee in which Notes are to be issued:  OKGBD & CO.

Taxpayer I.D. Number:  13-3020293
Taxpayer I.D. Number for Anchor National Life Insurance Company:  86-0198983

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
SUNAMERICA LIFE INSURANCE COMPANY                              Series A           $10,000,000
SunAmerica Corporate Finance
700 Louisiana, Suite 3905
Houston, Texas  77002
Attn:  Debbie Adami
Telephone:  (713) 546-1116
Fax:  (713) 222-1402

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Allied Capital Corporation, 7.39% Senior Notes due 2004, PPN 01903# AD 4, principal, premium or interest") to:

        Bankers Trust Company
        ABA #021-001-033
        Account Number:  99-911-145
        FFC:  A/C 099530
        Re:  Allied Capital Corporation
        Prin: _________ Int: _________

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed as first provided above.

All other notices and communications to be addressed to:

        SunAmerica Corporate Finance
        700 Louisiana, Suite 3905
        Houston, Texas  77002
        Attention:  Chris Ochs
        Telephone:  (713) 546-1115
        Fax:  (713) 222-1402

Name of Nominee in which Notes are to be issued:  OKGBD & CO.

Taxpayer I.D. Number:  13-3020293
Taxpayer I.D. Number for SunAmerica Life Insurance Company:  52-0502540

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
CONNECTICUT GENERAL LIFE INSURANCE COMPANY                     Series A           $10,200,000
c/o CIGNA Investments, Inc.                                    Series A           $3,200,000
900 Cottage Grove Road
Hartford, Connecticut  06152-2307
Attention:  Private Securities Division  - S-307
Fax:  860-726-7203

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Allied Capital Corporation, 7.39% Senior Notes due 2004, PPN 01903# AD 4, principal, premium or interest") to:

        Chase NYC/CTR/
        BNF=CIGNA Private Placements/AC=9009001802
        ABA #021000021

Address for Notices Related to Payments:

        CIG & Co.
        c/o CIGNA Investments, Inc.
        Attention:  Securities Processing S-309
        900 Cottage Grove Road
        Hartford, Connecticut  06152-2309

        CIG & Co.
        c/o CIGNA Investments, Inc.
        Attention:  Private Securities - S-307
        Operations Group
        900 Cottage Grove Road
        Hartford, Connecticut  06152-2307
        Fax:  860-726-7203

        with a copy to:

        Chase Manhattan Bank, N.A.
        Private Placement Servicing
        P. O. Box 1508
        Bowling Green Station
        New York, New York  10081
        Attention:  CIGNA Private Placements
        Fax:  212-552-3107/1005

Address for All Other Notices:

        CIG & Co.
        c/o CIGNA Investments, Inc.
        Attention:  Private Securities Division - S-307
        900 Cottage Grove Road
        Hartford, Connecticut  06152-2307
        Fax:  860-726-7203

Name of Nominee in which Notes are to be issued:  CIG & CO.

Taxpayer I.D. Number for CIG & Co.:  13-3574027

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
LIFE INSURANCE COMPANY OF NORTH AMERICA                        Series A           $1,600,000
c/o CIGNA Investments, Inc.
900 Cottage Grove Road
Hartford, Connecticut  06152-2307
Attention:  Private Securities Division  - S-307
Fax:  (860) 726-7203

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Allied Capital Corporation, 7.39% Senior Notes due 2004, PPN 01903# AD 4, principal, premium or interest") to:

        Chase NYC/CTR/
        BNF=CIGNA Private Placements/AC=9009001802
        ABA #021000021

Address for Notices Related to Payments:

        CIG & Co.
        c/o CIGNA Investments, Inc.
        Attention:  Securities Processing S-309
        900 Cottage Grove Road
        Hartford, Connecticut  06152-2309

        CIG & Co.
        c/o CIGNA Investments, Inc.
        Attention:  Private Securities S-307
        Operations Group
        900 Cottage Grove Road
        Hartford, Connecticut  06152-2307
        Fax:  (860) 726-7203

        with a copy to:

        Chase Manhattan Bank, N.A.
        Private Placement Servicing
        P. O. Box 1508
        Bowling Green Station
        New York, New York  10081
        Attention:  CIGNA Private Placements
        Fax:  (212) 552-3107/1005

Address for All Other Notices:

        CIG & Co.
        c/o CIGNA Investments, Inc.
        Attention:  Private Securities Division S-307
        900 Cottage Grove Road
        Hartford, Connecticut  06152-2307
        Fax:  (860) 726-7203

Name of Nominee in which Notes are to be issued:  CIG & CO.

Taxpayer I.D. Number for CIG & Co.:  13-3574027

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
THE OHIO NATIONAL LIFE INSURANCE COMPANY                       Series A           $10,000,000
P. O. Box 237
Cincinnati, Ohio  45201
Attention:  Investment Department
Telefacsimile:  (513) 794-4506
Overnight Delivery Address:
One Financial Way
Cincinnati, Ohio  45242

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Allied Capital Corporation, 7.39% Senior Notes due 2004, PPN 01903# AD 4, principal, premium or interest") to:

        Firstar Bank, N.A. (ABA #042-0000-13)
        Fifth and Walnut Streets
        Cincinnati, Ohio  45202

        for credit to:  The Ohio National Life Insurance Company
        Account Number 910-275-7

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  31-0397080

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
TEACHERS INSURANCE AND ANNUITY                                 Series A           $10,000,000
  ASSOCIATION OF AMERICA
730 Third Avenue
New York, New York  10017-3263

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Allied Capital Corporation, 7.39% Senior Notes due 2004, PPN 01903# AD 4, principal, premium or interest") to:

        The Chase Manhattan Bank
        ABA #021000021
        New York, New York
        Account of: Teachers Insurance and Annuity Association of America Private Placements
        Account Number 910-2-000200

        For further credit to:  Account Number G07319
        On order of:  Allied Capital Corporation, PPN 01903# AD 4

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

        Teachers Insurance and Annuity Association of America
        730 Third Avenue
        New York, New York  10017-3206
        Attention:  Securities Accounting Division
        Telephone:  (212) 916-6004
        Telefacsimile:  (212) 916-6955

All other notices and communications to be addressed to:

        TIAA-CREF
        730 Third Avenue, 4th Floor
        New York, New York  10017-3206
        Attention:  Securities Division
        Telephone: (212) 916-6578 (John Goodreds) or (212) 490-9000 (General Number)
        Telefacsimile:  (212) 916-6582 (Team Fax Number)

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-1624203

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY                     Series A           $9,000,000
c/o GE Financial Assurance
Account:  General Electric Capital Assurance Company
Two Union Square
601 Union Street
Seattle, Washington  98101
Attention:  Investment Accounting
Telephone Number:  (206) 516-2871
Telefacsimile Number:  (206) 516-4740

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Allied Capital Corporation, 7.39% Senior Notes due 2004, PPN 01903# AD 4, principal, premium or interest") to:

        Bankers Trust Company
        14 Wall Street
        New York, New York  10005
        SWIFT Code:  BKTR US 33
        ABA #021-001-033

        Account Number:  99-911-145
        FCC #097833

Notices

All notices and communications with respect to payments and written confirmation of each such payment, to be addressed as first provided above. All other communications to be addressed:

        General Electric Capital Assurance Company
        c/o GE Financial Assurance
        Two Union Square
        601 Union Street
        Seattle, Washington  98101
        Attention:  Investment Department, Private Placements
        Telephone Number:  (206) 516-4954
        Telefacsimile Number:  (206) 516-4863

Name of Nominee in which Notes are to be issued:  SALKELD & CO.

Taxpayer I.D. Number:  91-6027719

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY                     Series A           $1,000,000
c/o GE Financial Assurance
Account:  PNC
Two Union Square
601 Union Street
Seattle, Washington  98101
Attention:  Investment Accounting
Telephone Number:  (206) 516-2871
Telefacsimile Number:  (206) 516-4740

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Allied Capital Corporation, 7.39% Senior Notes due 2004, PPN 01903# AD 4, principal, premium or interest") to:

        Bankers Trust Company
        14 Wall Street
        New York, New York  10005
        SWIFT Code:  BKTR US 33
        ABA #021-001-033

        Account Number:  99-911-145
        FCC #097837
        Reference: Security Description, coupon, maturity, PPN Number, identify principal or interest

Notices

All notices and communications with respect to payments and written confirmation of each such payment, to be addressed as first provided above. All other communications to be addressed:

        General Electric Capital Assurance Company
        c/o GE Financial Assurance
        Two Union Square
        601 Union Street
        Seattle, Washington  98101
        Attention:  Investment Department, Private Placements
        Telephone Number:  (206) 516-4954
        Telefacsimile Number:  (206) 516-4863

Name of Nominee in which Notes are to be issued:  SALKELD & CO.

Taxpayer I.D. Number:  91-6027719

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
NATIONWIDE LIFE INSURANCE COMPANY                              Series A           $5,000,000
One Nationwide Plaza (1-33-07)
Columbus, Ohio  43215-2220
Attention:  Corporate Fixed-Income Securities
Telefacsimile:  (614) 249-4553
Confirmation:  (614) 249-7882

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Allied Capital Corporation, 7.39% Senior Notes due 2004, PPN 01903# AD 4, principal, premium or interest") to:

        The Bank of New York
        ABA #021-000-018
        BNF:  IOC566
        F/A/O Nationwide Life Insurance Company
        Attention:  P&I Department

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

        Nationwide Life Insurance Company
        c/o The Bank of New York
        P. O. Box 19266
        Newark, New Jersey  07195
        Attention:  P&I Department

        With a copy to:

        Nationwide Life Insurance Company
        One Nationwide Plaza (1-32-05)
        Columbus, Ohio  43215-2220
        Attention:  Investment Accounting

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  31-4156830

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
NATIONWIDE INDEMNITY COMPANY                                   Series A           $5,000,000
One Nationwide Plaza (1-33-07)
Columbus, Ohio  43215-2220
Attention:  Corporate Fixed-Income Securities
Telefacsimile:  (614) 249-4553
Confirmation:  (614) 249-7882

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Allied Capital Corporation, 7.39% Senior Notes due 2004, PPN 01903# AD 4, principal, premium or interest") to:

        The Bank of New York
        ABA #021-000-018
        BNF:  IOC566
        F/A/O Nationwide Indemnity Company
        Attention:  P&I Department

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

        Nationwide Indemnity Company
        c/o The Bank of New York
        P. O. Box 19266
        Newark, New Jersey  07195
        Attention:  P&I Department

        With a copy to:

        Nationwide Indemnity Company
        One Nationwide Plaza (1-32-05)
        Columbus, Ohio  43215-2220
        Attention:  Investment Accounting

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  31-1399201

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
KEMPER INVESTORS LIFE INSURANCE COMPANY                        Series A           $5,750,000
c/o Scudder Kemper Investments, Inc.
222 South Riverside Plaza
Chicago, Illinois  60606-5808
Attention:  Private Placements

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Allied Capital Corporation, 7.39% Senior Notes due 2004, PPN 01903# AD 4, principal, interest and/or Make-Whole Amount") to:

        HARE & CO - Account No. 195279
                      at

        The Bank of New York
        ABA #021000018
        BNF
        IOC 566
        Attention:  Security Income Collection

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  HARE & CO

Taxpayer I.D. Number:  36-3050975

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
FEDERAL KEMPER LIFE ASSURANCE COMPANY                          Series A           $2,750,000
c/o Scudder Kemper Investments, Inc.
222 South Riverside Plaza
Chicago, Illinois  60606-5808
Attention:  Private Placements

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Allied Capital Corporation, 7.39% Senior Notes due 2004, PPN 01903# AD 4, principal, interest and/or Make-Whole Amount") to:

        HARE & CO - Account No. 195269
                      at

        The Bank of New York
        ABA #021000018
        BNF
        IOC 566
        Attention:  Security Income Collection

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  HARE & CO

Taxpayer I.D. Number:  04-6046830

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
FIDELITY LIFE ASSOCIATION                                      Series A           $1,000,000
c/o Scudder Kemper Investments, Inc.
222 South Riverside Plaza
Chicago, Illinois  60606-5808
Attention:  Private Placements

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Allied Capital Corporation, 7.39% Senior Notes due 2004, PPN 01903# AD 4, principal, interest and/or Make-Whole Amount") to:

        HARE & CO - Account No. 195271
                      at

        The Bank of New York
        ABA #021000018
        BNF
        IOC 566
        Attention:  Security Income Collection

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  HARE & CO

Taxpayer I.D. Number:  36-1068685

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
ZURICH LIFE INSURANCE COMPANY OF AMERICA                       Series A            $500,000
c/o Scudder Kemper Investments, Inc.
222 South Riverside Plaza
Chicago, Illinois  60606-5808
Attention:  Private Placements

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Allied Capital Corporation, 7.39% Senior Notes due 2004, PPN 01903# AD 4, principal, interest and/or Make-Whole Amount") to:

        HARE & CO - Account No. 399609
                      at

        The Bank of New York
        ABA #021000018
        BNF
        IOC 566
        Attention:  Security Income Collection

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  HARE & CO

Taxpayer I.D. Number:  36-6071398

                                                                               PRINCIPAL AMOUNT
                NAME AND ADDRESS                               SERIES OF           OF NOTES
                  OF PURCHASER                                   NOTES          TO BE PURCHASED
BERKSHIRE LIFE INSURANCE COMPANY                               Series A           $2,000,000
700 South Street
Pittsfield, Massachusetts  01201
Attention:  Securities Department
Telefacsimile:  (413) 442-9763
Telephone:  (413) 499-4321

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Allied Capital Corporation, 7.39% Senior Notes due 2004, PPN 01903# AD 4, principal, premium or interest") to:

        The Chase Manhattan Bank, N.A.
        ABA #021000021

        for credit to:  Berkshire Life Insurance Company
        Account Number 002-4-020877

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1083480

                           ALLIED CAPITAL CORPORATION
                          7.39% Senior Note, Series A
                                Due May 1, 2004

No. RA-

                                                     ----------------, ------
$


        ALLIED CAPITAL CORPORATION, a Maryland corporation (the "Company"), for value received, hereby promises to pay to or registered assigns
                         on the first day of May, 2004
                            the principal amount of

                                                     DOLLARS ($____________)

and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 7.39% per annum from the date hereof until maturity, payable semiannually on the first day of each May and November in each year (commencing on the first of such dates after the date hereof) and at maturity. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the rate of 9.39% per annum after the due date, whether by acceleration or otherwise, until paid. Both the principal hereof and interest hereon are payable at the principal office of the Company in Washington, D.C. in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

        This Note is one of the 7.39% Senior Notes, Series A, due May 1, 2004 (the "Series A Notes") of the Company in the aggregate principal amount of $112,000,000 issued or to be issued together with the $25,000,000 aggregate principal amount of 7.49% Senior Notes, Series B, due May 1, 2006 (the "Series B Notes" and together with the Series A Notes, the "Notes") of the Company, under and pursuant to the terms and provisions of the Note Agreement, dated as of May 1, 1999 (the "Note Agreement"), entered into by the Company with the Purchasers named therein and this Series A Note and the holder hereof are entitled with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein to the extent provided in the Note Agreement. Reference is hereby made to the Note Agreement for a statement of such rights and benefits.


                                  EXHIBIT A-1
                              (to Note Agreement)

        This Series A Note and the other Series A Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates in the events, on the terms and in the manner and amounts as provided in the Note Agreement.

        The Series A Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreement.

        This Series A Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Series A Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Series A Note shall be made only to or upon the order in writing of the registered holder.

                                   ALLIED CAPITAL CORPORATION

                                   By

                                       Name:__________________________________
                                       Title:_________________________________




                                      A-1-2

                           ALLIED CAPITAL CORPORATION
                          7.49% Senior Note, Series B
                                Due May 1, 2006

No. RB-

                                                      ----------------, ------
$


        ALLIED CAPITAL CORPORATION, a Maryland corporation (the "Company"), for value received, hereby promises to pay to or registered assigns
                          on the first day of May, 2006
                             the principal amount of


                                                       DOLLARS ($____________)

and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 7.49% per annum from the date hereof until maturity, payable semiannually on the first day of each May and November in each year (commencing on the first of such dates after the date hereof) and at maturity. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the rate of 9.49% per annum after the due date, whether by acceleration or otherwise, until paid. Both the principal hereof and interest hereon are payable at the principal office of the Company in Washington, D.C. in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

        This Note is one of the 7.49% Senior Notes, Series B, due May 1, 2006 (the "Series B Notes") of the Company in the aggregate principal amount of $25,000,000 issued or to be issued together with the $112,000,000 aggregate principal amount of 7.39% Senior Notes, Series A, due May 1, 2004 (the "Series A Notes" and together with the Series B Notes, the "Notes") of the Company, under and pursuant to the terms and provisions of the Note Agreement, dated as of May 1, 1999 (the "Note Agreement"), entered into by the Company with the Purchasers named therein and this Series B Note and the holder hereof are entitled with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein to the extent provided in the Note Agreement. Reference is hereby made to the Note Agreement for a statement of such rights and benefits.


                                  EXHIBIT A-2
                              (to Note Agreement)

        This Series B Note and the other Series B Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates all in the events, on the terms and in the manner and amounts as provided in the Note Agreement.

        The Series B Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreement.

        This Series B Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Series B Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Series B Note shall be made only to or upon the order in writing of the registered holder.

                           ALLIED CAPITAL CORPORATION

                           By

                              Name:______________________________________
                              Title:_____________________________________




                                     A-2-2

                         REPRESENTATIONS AND WARRANTIES

        The Company represent and warrant to each Purchaser as follows:

        1. Subsidiaries. Annex A attached hereto states the name of each of the Company's Subsidiaries, its jurisdiction of incorporation and the percentage of its Voting Stock owned by the Company and/or its Subsidiaries. Those Subsidiaries listed in Section 1 of said Annex A constitute Consolidated Subsidiaries. The Company and each Subsidiary has good and marketable title to all of the shares it purports to own of the stock of each Subsidiary, free and clear in each case of any Lien. All such shares have been duly issued and are fully paid and non-assessable. The Company is a Business Development Company under the Investment Company Act.

        2. Corporate Organization and Authority. Except where failure to be qualified or authorized would not have a Material Adverse Effect on the Company and its Consolidated Subsidiaries, the Company and each Consolidated Subsidiary,

               (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;

               (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted; and

               (c) is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction wherein the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary.

        3. Financial Statements. (a) The consolidated balance sheet at December 31, 1998 and 1997 and the consolidated statements of operations, changes in net assets and cash flows of the Company for three years ended December 31, 1998, each accompanied by a report thereon containing an opinion unqualified as to scope limitations imposed by the Company and otherwise without qualification except as therein noted, by Arthur Andersen LLP, have been prepared in accordance with GAAP consistently applied except as therein noted, are correct and complete and present fairly the financial position of the Company and its Consolidated Subsidiaries as of such dates and the results of their operations for such periods. The unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as of March 31, 1999, and the unaudited statements of operations, changes in net assets and cash flows for the three month period ended on said date prepared by the Company have been prepared in accordance with GAAP consistently applied, are correct and complete and present fairly the financial position of the Company and its Consolidated Subsidiaries as of such date and the results of their operations and changes in their financial position for such period.

       (b) Since December 31, 1998, there has been no change in the condition, financial or otherwise, of the Company and its Consolidated Subsidiaries as shown on the consolidated


                                   EXHIBIT B
                              (to Note Agreement)
balance sheet as of such date except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse.

        4. Debt. Annex B attached hereto correctly describes all Debt (including, without limitation, Debt held by the SBA) and Capitalized Leases of the Company and its Consolidated Subsidiaries outstanding on March 31, 1999 since which date there has been no material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Consolidated Subsidiaries.

        5. Full Disclosure. The Company, through its agent, NationsBanc Montgomery Securities LLP, has delivered to each of you a copy of a Private Placement Memorandum, dated March, 1999 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Consolidated Subsidiaries. Except as disclosed in this Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements described in paragraph 3 hereof, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or in one of the documents, certificates or other writings identified therein, or in the financial statements described in paragraph 3 hereof, since December 31, 1998, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Consolidated Subsidiary except changes that individually or in the aggregate could not reasonably be expected to materially affect adversely the properties, business, prospects, profits or condition (financial or otherwise) of the Company and its Consolidated Subsidiaries taken as a whole. There is no fact known to the Company that could reasonably be expected to materially affect adversely the properties, business, prospects, profits or condition (financial or otherwise) of the Company and its Consolidated Subsidiaries that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby, except matters of an economic or regulatory nature generally affecting businesses of the type engaged in by the Company.

        6. Pending Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Consolidated Subsidiary in any court or before any governmental authority or arbitration board or tribunal which involve the possibility of materially and adversely affecting the properties, business, profits or condition (financial or otherwise) of the Company and its Consolidated Subsidiaries, taken as a whole.

        7. Title to Properties. The Company and each Consolidated Subsidiary has good and marketable title in fee simple (or its equivalent under applicable law) to all material parcels of real property and has good title to all the other material items of property it purports to own, including that reflected in the most recent balance sheet referred to in paragraph 3 hereof, except as sold or otherwise disposed of in the ordinary course of business and except for Liens permitted by the Agreement. The Company and each Consolidated Subsidiary has the right to, and does, enjoy peaceful and undisturbed possession under all leases to which it is a party or under which it is a party. All such leases are valid, subsisting and in full force and effect, none of such leases is in default and no event has occurred and is continuing, and no condition exists which, after the passage of time or giving of notice or both could become an event of default under any such lease.

        8. Patents and Trademarks. The Company and each Consolidated Subsidiary owns or possesses all the patents, trademarks, trade names, service marks, copyrights, licenses, permits, registrations, consents (governmental or other) and rights with respect to the foregoing necessary for the present and planned future conduct of its business, without any known conflict with the rights of others.

        9. Sale is Legal and Authorized. The sale of the Notes to the Purchasers, compliance by the Company with all of the provisions of the Notes and compliance by the Company with all of the provisions of the Agreement --

               (a) are within the corporate powers of the Company;

               (b) will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the Articles of Incorporation or By-laws of the Company or any indenture or other agreement or instrument to which the Company is a party or by which it may be bound or result in the imposition of any Liens or encumbrances on any property of the Company; and

               (c) have been duly authorized by proper corporate action on the part of the Company (no action by the stockholders of the Company being required by law, by the Articles of Incorporation or By-laws of the Company or otherwise), the Agreement and the Notes have been executed and delivered by the Company and upon payment of the purchase price of the Notes by the Purchaser, the Notes and the Agreement constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable in accordance with their terms.

       10. No Defaults. No Default or Event of Default has occurred and is continuing. The Company is not in default in the payment of principal or interest on any Debt and is not in default under any instrument or instruments or agreements under and subject to which any Debt has been issued and no event has occurred and is continuing under the provisions of any such instrument or agreement which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

       11. Governmental Consent. No approval, consent or authorization of, or registration, filing or declaration with or withholding of objection on the part of, any regulatory body, state, Federal or local, is necessary in connection with the execution and delivery by the Company of the Notes and the Agreement or compliance by the Company with any of the provisions of the Agreement or the Notes.

       12. Taxes. All tax returns required to be filed by the Company or any Consolidated Subsidiary in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees and other governmental charges upon the Company or any Consolidated Subsidiary or upon any of their respective properties, income or franchises, which are shown to be due and payable in such returns have been paid. For all taxable years ending on or before December 31, 1994, the Federal income tax liability of the Company has been satisfied and either the period of limitations on assessment of additional Federal income tax has expired or the Company has entered into an agreement with the Internal Revenue Service closing conclusively the total tax liability for the taxable year. The Company does not know of any proposed additional tax assessment against it for which adequate provision has not been made on its accounts, and no material controversy in respect of additional Federal or state income taxes due since said date is pending or to the knowledge of the Company threatened. The provisions for taxes on the books of the Company and its Consolidated Subsidiaries are adequate for all open years, and for its current fiscal period.

       13. Use of Proceeds. The net proceeds from the sale of the Notes will be used by the Company as follows: for general corporate purposes. None of the transactions contemplated in the Agreement (including, without limitation thereof, the use of proceeds from the issuance of the Notes) will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any regulation issued pursuant thereto, including, without limitation, Regulations U, T and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of said Regulation U. None of the proceeds from the sale of the Notes will be used to purchase, or refinance any borrowing the proceeds of which were used to purchase, any such margin stock.

       14. Private Offering. Neither the Company, directly or indirectly, nor any agent on its behalf has offered or will offer the Notes or any similar Security or has solicited or will solicit an offer to acquire the Notes or any similar Security from or has otherwise approached or negotiated or will approach or negotiate in respect of the Notes or any similar Security with any Person other than such Purchaser and not more than 60 other institutional investors, each of whom was offered a portion of the Notes at private sale for investment. Neither the Company, directly or indirectly, nor any agent on its behalf has offered or will offer the Notes or any similar Security or has solicited or will solicit an offer to acquire the Notes or any similar Security from any Person so as to bring the issuance and sale of the Notes within the provisions of Section 5 of the Securities Act of 1933, as amended. When issued the Notes will not be of the same class as Securities listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended, or quoted in a U.S. automated inter-dealer quotation system, and will not be convertible or exchangeable into any such Securities.

       15. ERISA. The consummation of the transactions provided for in the Agreement and compliance by the Company with the provisions thereof and of the Notes issued thereunder will not involve any non-exempt prohibited transaction within the meaning of Section 406(a) of ERISA or Sections 4975(c)(1)(A)-(D) of the Code. Neither the Company nor any ERISA Affiliate has heretofore, is presently or presently intends to, contribute to, maintain or establish, any Plan subject to the minimum funding requirements of Section 302 of ERISA or
Section 412 of the Code. Neither the Company nor any ERISA Affiliate has any contingent liability with respect to any post-retirement "welfare benefit plan" (as such term is defined in ERISA) except as has been disclosed to the Purchaser. The representation by the Company in the first sentence of this
SECTION 15 is made in reliance upon and subject to the accuracy of the representation in SECTION 3.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by each Purchaser.

       16. Compliance with Law. Neither the Company nor any Consolidated Subsidiary (a) is in violation of any law, ordinance, franchise, governmental rule or regulation to which it is subject; or (b) has failed to obtain any license, permit, registration, consent, franchise or other governmental authorization necessary to the ownership of its property or to the conduct of its business, which violation or failure to obtain would materially adversely affect the business, profits, properties or condition (financial or otherwise) of the Company and its Consolidated Subsidiaries, taken as a whole, or impair the ability of the Company to perform its obligations contained in the Agreements or the Notes. Neither the Company nor any Consolidated Subsidiary is in default with respect to any order of any court or governmental authority or arbitration board or tribunal.

       17. Compliance with Environmental Laws. The Company is not in violation of any applicable Federal, state, or local laws, statutes, rules, regulations or ordinances relating to public health, safety or the environment, including, without limitation, relating to releases, discharges, emissions or disposals to air, water, land or ground water, to the withdrawal or use of ground water, to the use, handling or disposal of polychlorinated biphenyls (PCB's), asbestos or urea formaldehyde, to the treatment, storage, disposal or management or hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, or to exposure to toxic, hazardous or other controlled, prohibited or regulated substances, which violation could have a material adverse effect on the business, profits, properties or condition (financial or otherwise) of the Company and its Consolidated Subsidiaries, taken as a whole. The Company does not know of any liability or class of liability of the Company or any Subsidiary under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.), or the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901 et seq.).

       18. Foreign Assets Control Regulations, etc. Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

       19. Year 2000 Compliance. The Company has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Company or any of its Subsidiaries (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. The Company reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its or any of its Subsidiaries' business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have Material Adverse Effect.

                           ALLIED CAPITAL CORPORATION

                          SUBSIDIARIES OF THE COMPANY

1.      CONSOLIDATED SUBSIDIARIES

                                                                   PERCENTAGE OF VOTING
                                           JURISDICTION OF        STOCK OWNED BY COMPANY
          NAME OF SUBSIDIARY                INCORPORATION        AND EACH OTHER SUBSIDIARY
Allied Investment Corporation                  Maryland                     100%

Allied Investment Holdings LLC                 Delaware                     100%

Allied Capital SBLC Corporation                Maryland                     100%

Allied Capital SBLC Holdings LLC               Delaware                     100%

Allied Capital Holdings LLC                    Delaware                     100%

PC Acquisition Corporation                     Maryland                     100%

Allied Capital REIT, Inc.                      Maryland                     100%

Allied Capital Property LLC                    Delaware                     100%

Allied Capital Equity LLC                      Delaware                     100%

9586 I-25 East Frontage Road,                  Delaware                     100%
    Longmont, CO 80504 LLC

8930 Stanford Boulevard LLC                    Delaware                     100%

Allied Capital Beteiligungs Beratung     Republic of Germany                100%
    GmbH


2.      UNCONSOLIDATED SUBSIDIARIES

                                                                     PERCENTAGE OF VOTING
                                           JURISDICTION OF          STOCK OWNED BY COMPANY
          NAME OF SUBSIDIARY                 INCORPORATION         AND EACH OTHER SUBSIDIARY
Allied Capital CMT, Inc.                       Delaware                     100%

Allied Capital Commercial Mortgage             Delaware                     100%
    Trust 1998-1

Allied Capital Germany Fund LLC                Delaware                     100%

Allied Capital Syndication LLC                 Delaware                     100%



                                    ANNEX A
                                 (to Exhibit B)

                   DESCRIPTION OF DEBT AND CAPITALIZED LEASES

       DEBT OF COMPANY
       AND CONSOLIDATED                                 OBLIGOR
       SUBSIDIARIES                 BALANCE            COMPANIES           COLLATERAL
Revolving line of credit          $121,000,000            ACC           None

Master loan and security            56,392,178            ACC           Commercial Mortgage
    agreement                                                              Loans

Unsecured long-term notes          180,000,000            ACC           None

OPIC loan                            5,700,000            ACC           None

                                  $363,092,178
                                  ============

           DEBT OF
        CONSOLIDATED
        SUBSIDIARIES
SBA debentures                     $47,650,000            AIC          None

Mortgage loan                        2,657,067       Allied Capital    Office Building
                                     ---------         Equity LLC
                                   $50,307,067
                                   ===========

---------------------------------------

ACC     --     the Company
AIC     --     Allied Investment Corporation



                                    ANNEX B
                                 (to Exhibit B)

                DESCRIPTION OF SPECIAL COUNSEL'S CLOSING OPINION

        The closing opinion of Chapman and Cutler, special counsel to the Purchasers, called for by SECTION 4.1 of the Agreement, shall be dated the Closing Date and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:

                1. The Company is a corporation, validly existing and in good standing under the laws of the State of Maryland and has the corporate power and the corporate authority to execute and deliver the Agreement; and the Company has the corporate power and the corporate authority to issue the Notes.

                2. The Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                3. Each Series of Notes has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                4. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Agreement do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

        The opinion of Chapman and Cutler shall also state that the opinion of Sutherland Asbill & Brennan, LLP is satisfactory in scope and form to Chapman and Cutler and that, in their opinion, the Purchaser is justified in relying thereon.

        In rendering the opinion set forth in paragraph 1 above, Chapman and Cutler may rely solely upon an examination of the Articles of Incorporation certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of Maryland and the By-laws of the Company.

        With respect to matters of fact upon which such opinion is based, Chapman and Cutler may rely on appropriate certificates of public officials and officers of the Company.



                                   EXHIBIT C
                              (to Note Agreement)

                         DESCRIPTION OF CLOSING OPINION
                           OF COUNSEL FOR THE COMPANY

        The closing opinion of Sutherland Asbill & Brennan, LLP, counsel for the Company, which is called for by SECTION 4.1 of the Agreement, shall be dated the Closing Date and addressed to the Purchasers purchasing Notes on the Closing Date, shall be satisfactory in scope and form to the Purchasers and shall be to the effect that:

                1. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has the full corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation in the States of California and Illinois and the District of Columbia.

                2. The Company has the corporate power and the corporate authority to execute and perform the Agreement and to issue the Notes.

                3. The Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                4. Each Series of Notes has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                5. No other approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Agreement or the Notes.

                6. The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Company pursuant to the provisions of the Articles of Incorporation or By-laws of the Company or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company may be bound.


                                   EXHIBIT D
                              (to Note Agreement)

                7. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Agreement do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

        In rendering the opinion set forth in paragraph 1 above, Sutherland Asbill & Brennan, LLP may rely solely upon an examination of the Charter of the Company certified by, and a certificate of good standing of the Company from, the State Department of Assessments and Taxation of the State of Maryland and the By-laws of the Company.

        The opinion of Sutherland Asbill & Brennan, LLP shall cover such other matters relating to the sale of the Notes as the Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company.



                                      D-2